EXHIBIT 10.5

This Document Prepared by

and Record and Return to:

Reed Smith LLP

Princeton Forrestal Village

136 Main Street – Suite 250

Princeton, New Jersey 08543-7839

Attn: Daniel F. Peck, Jr., Esq.

LEASEHOLD MORTGAGE, ASSIGNMENT OF LEASES, SECURITY AGREEMENT AND FIXTURE FILING

THIS LEASEHOLD MORTGAGE, ASSIGNMENT OF LEASES, SECURITY AGREEMENT AND FIXTURE FILING (hereinafter, as it may be from time to time amended, modified, extended, renewed, substituted and/or supplemented, referred to as this “Mortgage”) is made this 18th day of March, 2008, by 330 N. WABASH AVENUE, L.L.C., a Delaware limited liability company, having an address at c/o Prime Group Realty Trust, 77 West Wacker Drive, Suite 3900, Chicago, Illinois 60601 (hereinafter referred to as “Mortgagor”), for the benefit of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, in its capacity as the collateral agent for itself and the other “Lenders”, as such term is defined below, having an address at c/o GE Real Estate, 500 W. Monroe Street, Chicago, Illinois 60661 (hereinafter referred to as “Mortgagee”).

W I T N E S S E T H:

WHEREAS, Mortgagor is the owner of a leasehold estate and interest in and to certain tracts or parcels of real property described on Exhibit “A” attached hereto and made a part hereof (hereinafter collectively referred to as the “Land”), said leasehold estates having been created pursuant to the terms, conditions, and provisions of that certain Lease Agreement more particularly described on Exhibit “B” attached hereto and made a part hereof (hereinafter as it may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented, referred to as the “Ground Lease”); and

WHEREAS, Mortgagor is indebted to (a) ING USA Annuity and Life Insurance Company, in its capacity as a lender (hereinafter ING USA Annuity and Life Insurance Company, together with its successors, assigns and all other future holders of all or any portion of the indebtedness evidenced by the “Note A” described below shall be collectively referred to as “Lender A”), pursuant to a commercial mortgage loan (hereinafter, as it may be from time to time amended, modified, extended, renewed,

[LEASEHOLD MORTGAGE, ASSIGNMENT OF LEASES,

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substituted, and/or supplemented, referred to as the “Loan A”) in the original principal amount of $88,000,000.00, together with interest thereon and all unpaid fees, expenses and other sums, as evidenced by that certain Promissory Note A dated of even date herewith executed by Mortgagor, as the maker, and delivered to Lender A, as the payee (hereinafter such promissory note, together with all promissory notes delivered in substitution or exchange thereof, in each case as the same may be from time to time consolidated, split, amended, modified, extended, renewed, substituted and/or supplemented, shall be collectively referred to as the “Note A”), and (b) General Electric Capital Corporation, in its capacity as a lender (hereinafter General Electric Capital Corporation, together with its successors, assigns, and all other future holders of all or any portion of the indebtedness evidenced by the “Note B” described below shall be collectively referred to as “Lender B”, and hereinafter Lender A and Lender B, together with their respective successors and assigns, shall be collectively referred to as “Lenders”), pursuant to a commercial mortgage loan (hereinafter, such loan, as it may be consolidated, split, amended, modified, extended, renewed, substituted and/or supplemented shall be collectively referred to as the “Loan B”, and hereinafter the Loan A and the Loan B shall be collectively referred to as the “Loans”) in the maximum principal amount of up to $100,000,000.00, together with interest thereon and all unpaid fees, expenses and other sums, as evidenced by that certain Promissory Note B dated of even date herewith executed by Mortgagor, as the maker, and delivered to Lender B, as the payee (hereinafter such promissory note, together with all promissory notes delivered in substitution or exchange thereof, in each case as the same may be from time to time consolidated, split, amended, modified, extended, renewed, substituted and/or supplemented, shall be collectively referred to as the “Note B”, and hereinafter the Note A and the Note B shall be collectively referred to as the “Notes”); and

WHEREAS, the Loans bear interest, or can bear interest, at a variable interest rate calculated in accordance with the terms of the Notes and the “Loan Agreement” (as such term is defined below); and

WHEREAS, in the event that any of the Notes is replaced with multiple notes, all as permitted and provided for pursuant to the respective terms, conditions and provisions of the Notes (and, as to Loan B, the Loan Agreement), as a result of a portion of either Loan being sold by the Lenders thereunder, this Mortgage shall be deemed to secure all of said notes; and

WHEREAS, Mortgagee is desirous of securing (a) the prompt payment of the Notes together with interest, charges and prepayment fees, if any, thereon in accordance with the terms of the Notes, (b) any additional indebtedness accruing to Mortgagee or any Lender on account of any future payments, advances or expenditures made by Mortgagee or any Lender pursuant to the Notes or this Mortgage, or, in the case of Loan B, pursuant to the terms, conditions, and provisions of that certain Loan Agreement (Loan B) dated of even date herewith, executed by and among Mortgagor, Mortgagee, and the Lender B (hereinafter, as it may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented, referred to as the “Loan Agreement”), and (c) any additional sums with interest thereon which may be loaned to Mortgagor by Mortgagee or any Lender or advanced or otherwise due and owing by Mortgagor under the “Loan Documents” (as such term is hereinafter defined) (all hereinafter sometimes collectively referred to as the “Indebtedness”); and

NOW, THEREFORE, Mortgagor, to secure payment of the Indebtedness and the performance of the covenants and agreements contained herein and in the other Loan Documents to be performed by Mortgagor, for good and valuable consideration in hand paid, the receipt and sufficiency whereof are hereby acknowledged, and intending to be legally bound, hereby agrees and covenants as follows:

1.	Granting Clauses. Mortgagor hereby irrevocably and absolutely does by these presents

[LEASEHOLD MORTGAGE, ASSIGNMENT OF LEASES,

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GRANT AND CONVEY, MORTGAGE AND WARRANT, SET OVER, TRANSFER, ASSIGN, BARGAIN, AND SELL to Mortgagee, its successors and assigns, with all powers of sale (if any) and all statutory rights under the laws of the State of Illinois, and grants to Mortgagee a security interest in, all of Mortgagor’s present and hereafter acquired estate, rights, title, and interests in, to and under the following (hereinafter collectively referred to as the “Leasehold Premises”):

(a)        All of Mortgagor’s estate, rights, title, interests, claims, and demand whatsoever that Mortgagor now has or hereafter acquires, either in law or in equity, in possession or expectancy, of, in and to the Land, together with all buildings, structures and improvements now or hereafter erected on the Land, together with all right, title and interest of Mortgagor in and to any and all fixtures, attachments, appliances, equipment, machinery, and other articles attached to said buildings, structures, and improvements, whether now or in the future (hereinafter collectively referred to as the “Improvements”) including but not limited to the leasehold estate in the Land and the Improvements created by the Ground Lease (including, without limitation, (i) all options to extend or renew the Ground Lease (and the leasehold estate for the term of each extension or renewal), (ii) all options and rights of first refusal contained in the Ground Lease to purchase the real property which is the subject of the Ground Lease and (iii) all of Mortgagor’s other rights, title and interests under the Ground Lease) (hereinafter collectively referred to as the “Leasehold Estate”); and

(b)       All and singular of Mortgagor’s rights, title, and interests in and to the easements, authorizations, rights-of-way, licenses, permits, rights of use or occupancy, management agreements, franchise agreements, privileges, tenements, appendages, hereditaments, appurtenances, air rights and other rights and privileges attached or belonging to the Land, Improvements or Leasehold Estate or in any wise appertaining thereto, whether now or in the future, and all the rents, issues and profits from the Land, Improvements or Leasehold Estate; and

(c)        All of Mortgagor’s rights, title, and interests, if any, in and to the land lying within any street, alley, avenue, roadway or right-of-way open or proposed or hereafter vacated in front of or adjoining the Land and any strips and gores adjoining the Land; and

(d)        All of Mortgagor’s rights, title, and interests in and to machinery, apparatus, equipment, goods, systems, building materials, carpeting, furnishings, fixtures, fittings, appliances, furniture and property of every kind and nature whatsoever, now or hereafter located in or upon or affixed to the Land or Improvements, or any part thereof, or used or usable in connection with any construction on or any present or future operation of the Land, Improvements or Leasehold Estate, now owned or hereafter acquired by Mortgagor, including, but without limitation of the generality of the foregoing: all heating, lighting, refrigerating, ventilating, air-conditioning, air-cooling, electrical, fuel, garbage, sanitary drainage, removal of dust, refuse or garbage, fire extinguishing, plumbing, cleaning, telephone, communications and power equipment, systems and apparatus; and all elevators, switchboards, motors, pumps, screens, awnings, floor coverings, cabinets, partitions, conduits, ducts and compressors; and all cranes and craneways, oil storage, sprinkler/fire protection and water service equipment; and also including any of such property stored on the Land or Improvements or in warehouses and intended to be used in connection with or incorporated into the Land or Improvements or for the pursuit of any other activity in which Mortgagor may be engaged on the Land or Improvements, and including without limitation all tools, cabinets, awnings, window shades, venetian blinds, drapes and drapery rods and brackets, screens, carpeting and other window and floor coverings, decorative fixtures, plants, cleaning apparatus, and cleaning equipment, refrigeration equipment, cables, computers, software, books, supplies, kitchen equipment, appliances, tractors, lawn mowers, ground sweepers and tools, swimming pools,

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whirlpools, recreational or play equipment together with all substitutions, accessions, repairs, additions and replacements to any of the foregoing; it being understood and agreed that all such machinery, equipment, apparatus, goods, systems, fixtures, fittings, appliances, furniture, building materials, and property are a part of the Improvements and are declared to be a portion of the security for the Indebtedness (whether in single units or centrally controlled, and whether physically attached to said real estate or not), excluding, however, personal property owned by subtenants of the Land, Improvements or Leasehold Estate;

(e)         Any and all of Mortgagor’s rights, title, and interests in and to any and all awards, payments or insurance proceeds, including interest thereon, and the right to receive the same, which may be paid or payable with respect to the Land, Improvements or Leasehold Estate or other properties described above as a result of: (1) the exercise of the right of eminent domain or action in lieu thereof; or (2) the alteration of the grade of any street; or (3) any fire, casualty, accident, damage or other injury to or decrease in the value of the Land, Improvements or Leasehold Estate or other properties described above, to the extent of all amounts which may be secured by this Mortgage at the date of receipt of any such award or payment by Mortgagor or Mortgagee, and of the reasonable counsel fees, costs and disbursements incurred by Mortgagee in connection with the collection of such award or payment. Mortgagor agrees to execute and deliver, from time to time, such further instruments as may be requested by Mortgagee to confirm such assignment to Mortgagee of any such award or payment;

(f)         Any and all of Mortgagor’s rights, title, and interests in and to any and all accounts receivable and any right of Mortgagor to payment for goods sold or leased or for services rendered, whether or not yet earned by performance, and whether or not evidenced by an instrument or chattel paper, arising from the operation of the Land, Improvements or Leasehold Estate now existing or hereafter created, substitutions therefor, proceeds thereof (whether cash or noncash, movable or immovable, tangible or intangible) received upon the sale, exchange, transfer, collection or other disposition or substitution thereof and any or all of the foregoing and proceeds therefrom;

(g)        All of Mortgagor’s rights, title, and interests in and to any and all authorizations, licenses, permits, contracts, management agreements, franchise agreements, and occupancy and other certificates concerning the ownership, use and operation of the Land, Improvements or Leasehold Estate;

(h)        All of Mortgagor’s rights, title, and interests in and to any and all monies deposited with or for the benefit of Mortgagee or any other person or entity for the payment of real estate taxes or special assessments against the Land, Improvements or Leasehold Estate or for the payment of premiums on policies of fire and other hazard insurance covering the Collateral (as hereinafter defined) or the Land, Improvements or Leasehold Estate; all proceeds paid for damage done to the Collateral or the Land, Improvements or Leasehold Estate; all proceeds of any award or claim for damages for any of the Collateral or the Leasehold Premises taken or damaged under the power of eminent domain or by condemnation; and all tenants’ or security deposits held by Mortgagor in respect of the Land, Improvements or Leasehold Estate;

(i)         Any and all of Mortgagor’s rights, title, and interests in and to any and all leases, occupancy agreements, tenancies affecting the Land, Improvements or Leasehold Estate and any and all names under or by which the Land, the Leasehold Estate or the Improvements may at any time be operated or known, and all rights to carry on business under any such names or any variant thereof, and all trademarks, trade names, patents, patents pending and goodwill with respect to the Land, Improvements or Leasehold Estate;

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(j)         Any and all of Mortgagor’s rights, title, and interests in and to any and all shares of stock, membership or partnership interest or other evidence of ownership of any part of the Land, Improvements or Leasehold Estate that is owned by Mortgagor in common with others, including all water stock relating to the Land, Improvements or Leasehold Estate, if any, and all documents of membership in any owners’ or members’ association or similar group having responsibility for managing or operating any part of the Land or Improvements and any management agreements;

(k)        Any and all of Mortgagor’s rights, title, and interests in and to any and all plans and specifications prepared for construction of improvements on the Land, Improvements or Leasehold Estate and all studies, data and drawings related thereto; and all contracts and agreements of Mortgagor relating to the aforesaid plans and specifications or to the aforesaid studies, data and drawings, or to the construction of improvements on the Land, Improvements or Leasehold Estate;

(l)         Any and all of Mortgagor’s rights, title, and interests in, to and under any and all reserve, deposit or escrow accounts made pursuant to any of the Loan Documents made between Mortgagor and Mortgagee and/or any Lender with respect to the Land, Improvements or Leasehold Estate, together with all income, profits, benefits and advantages arising therefrom;

(m)       Any and all of Mortgagor’s rights, title, and interests in and to any and all goods, accounts, general intangibles, chattel paper, instruments, documents, consumer goods, equipment and inventory (as defined in the “UCC” (as such term is hereinafter defined)) located on and used in the operation of the Land, Improvements or Leasehold Estate;

(n)        All of Mortgagor’s rights, title, and interests in and to deposit accounts and letter of credit rights (as such terms are defined in the UCC) delivered to or in favor of Mortgagor with respect to the operation of the Land, Improvements or Leasehold Estate;

(o)        Any and all substitutions, accessions, additions and replacements to any of the foregoing;

(p)       All of Mortgagor’s rights, title, and interests in and to any personal property of Mortgagor, including the following, all whether now owned or hereafter acquired or arising and wherever located: (1) accounts; (2) securities entitlements, securities accounts, commodity accounts, commodity contracts and investment property; (3) deposit accounts; (4) instruments (including promissory notes); (5) documents (including warehouse receipts); (6) chattel paper (including electronic chattel paper and tangible chattel paper); (7) inventory, including raw materials, work in process, or materials used or consumed in Mortgagor’s business, items held for sale or lease or furnished or to be furnished under contracts of service, sale or lease, goods that are returned, reclaimed or repossessed; (8) goods of every nature, including stock-in-trade, goods on consignment, computer programs embedded in such goods and farm products; (9) equipment, including machinery, vehicles and furniture; (10) fixtures; (11) agricultural liens; (12) as-extracted collateral; (13) letter of credit rights; (14) general intangibles, of every kind and description, including payment intangibles, software, computer information, source codes, object codes, records and data, all existing and future customer lists, choses in action, claims (including claims for indemnification or breach of warranty), books, records, patents and patent applications, copyrights, trademarks, tradenames, tradestyles, trademark applications, goodwill, blueprints, drawings, designs and plans, trade secrets, contracts, licenses, license agreements, formulae, tax and any other types of refunds, returned and unearned insurance premiums, rights and claims under insurance policies; (16) all supporting obligations of all of the foregoing property; (15) all property of Mortgagor now or hereafter in Mortgagee’s or any Lender’s possession or in transit to or from, or under the custody or control of,

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Mortgagee or any Lender, or any affiliate of Mortgagee or any Lender; (17) all cash and cash equivalents thereof; and (18) all cash and noncash proceeds (including insurance proceeds) of all of the foregoing property, all products thereof and all additions and accessions thereto, substitutions therefor and replacements thereof; and

(q)       Any and all products and proceeds of any of the foregoing, or with respect to the Land, Improvements or Leasehold Estate, including without limitation, insurance proceeds, proceeds of any voluntary or involuntary disposition or diminution in value of any of the foregoing or of the Land, Improvements or Leasehold Estate, and any claim respecting any thereof (pursuant to judgment, condemnation award or otherwise) and all goods, accounts, general intangibles, chattel paper, instruments, documents, consumer goods, equipment and inventory, wherever located, acquired with the proceeds of any of the foregoing or proceeds thereof. For purposes of this Mortgage, the term “proceeds” means whatever is received when any of the foregoing or the proceeds thereof (including, without limitation, cash proceeds) is sold, exchanged or otherwise disposed of (including involuntary dispositions or destruction and claims for damages thereto), including without limitation cash proceeds, insurance proceeds, condemnation proceeds, and any other rights or property arising under or receivable upon any such disposition.

The parties intend the definition of Leasehold Premises to be broadly construed and in the case of doubt as to whether a particular item is to be included in the definition of Leasehold Premises, the doubt should be resolved in favor of inclusion. In the event that Mortgagor acquires any estate or interest in the Land or the Improvements after the date of this Mortgage, including, without limitation, any fee title interest, estate for years, easement or other estate or interest in real property, this Mortgage shall automatically create a mortgage lien on any and all after-acquired property, without further action or acknowledgement of the parties, with the same force and effect and the same priority as if Mortgagor owned such interest on the date of the recording of this Mortgage and such estate and interest shall be encumbered hereby and shall be deemed to be included in the definition of “Leasehold Premises” as used herein.

TO HAVE AND TO HOLD the Leasehold Premises with all rights, privileges, and appurtenances thereunto belonging, and all income, rents, royalties, revenues, issues, profits and proceeds therefrom, unto Mortgagee, its successors and assigns, forever, for the uses and purposes herein expressed.

THIS MORTGAGE IS GIVEN TO SECURE: Payment of the Indebtedness including, without limitation, advances made by Mortgagee or any Lender to protect the Leasehold Premises or the lien of this Mortgage or to pay taxes, assessments, insurance premiums, and all other amounts that Mortgagor has agreed to pay pursuant to the provisions hereof or that Mortgagee or any Lender has incurred by reason of the occurrence of an “Event of Default” (as such term is hereinafter defined), including without limitation, advances made to enable completion of the Improvements or any restoration thereof, even though the aggregate amount outstanding at any time may exceed the original principal balance stated herein and in the Notes; and the due, prompt and complete performance of each and every covenant, condition and agreement contained in this Mortgage, the Notes, the Loan Agreement, and every other agreement, document and instrument to which reference is expressly made in this Mortgage or which at any time evidences, secures or governs any of the Indebtedness evidenced by the Notes (this Mortgage, the Notes, the Loan Agreement, the “Guaranties” (as such term is hereinafter defined), and all such other agreements, documents and instruments, but excluding (i) that certain Environmental Indemnification Agreement #1 and (ii) that certain Environmental Indemnification Agreement #2, each

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dated of even date herewith executed by Mortgagor (hereinafter collectively referred to as the “Environmental Indemnities”), are hereinafter sometimes collectively referred to as the “Loan Documents”). Mortgagor hereby warrants that Mortgagor has good and marketable title to the Leasehold Premises, is lawfully seized and possessed of the Leasehold Premises and every part thereof, and has the right to convey same; that Mortgagor will forever warrant and defend the title to the Leasehold Premises unto Mortgagee against the claims of all persons whomsoever; and that the Leasehold Premises are unencumbered except as set forth on Mortgagee’s title insurance policy dated on or about even date herewith regarding the Leasehold Premises. The maximum amount included within the Indebtedness secured hereby on account of principal shall not exceed the sum of an amount equal to two (2) times the aggregate maximum principal amount of the Notes, plus interest (including interest at the applicable Default Rate of interest as set forth in the Notes) plus the costs and expenses described in Paragraph 16(g) of this Mortgage and the advances described in Paragraph 41 of this Mortgage.

2.         Maintenance, Repair and Restoration of Improvements, Payment of Prior Liens, etc. Mortgagor shall: (a) subject to the provisions of Paragraph 8 below, promptly repair, restore or rebuild any Improvements now or hereafter included within the Leasehold Premises which may become damaged or be destroyed, such Improvements to be of at least equal value and substantially the same character as prior to such damage or destruction; (b) keep the Leasehold Premises in good condition and repair, without waste, and free from mechanics’ liens or other liens or claims for lien (except (i) the lien of current general taxes duly levied and assessed but not yet due and payable and (ii) any lien or claim that (1) is being diligently contested by Mortgagor in good faith by appropriate proceedings and (2) is bonded or otherwise insured over with title insurance within thirty (30) days after Mortgagor obtains actual knowledge of its creation, filing, or levy, with a surety and in such amounts as are acceptable to Mortgagee in its reasonable discretion); (c) immediately pay when due or within any applicable grace period any indebtedness which may be secured by a lien or charge on the Leasehold Premises (no such lien, except for current general taxes duly levied and assessed but not yet payable, to be permitted hereunder), and upon request exhibit satisfactory evidence to Mortgagee of the discharge of such lien; (d) complete within a reasonable time any Improvements now or at any time in process of erection upon the Land; (e) comply with all requirements of law (including, without limitation, pollution control and environmental protection laws and laws relating to the accommodation of persons with disabilities), ordinance or other governmental regulation in effect from time to time affecting the Leasehold Premises and the use thereof, and covenants, easements, and restrictions of record with respect to the Leasehold Premises and the use thereof; (f) make no material alterations in the Leasehold Premises, without Mortgagee’s prior express written consent or as otherwise expressly permitted by the Loan Documents; (g) suffer or permit no material change in the general nature of the use of the Leasehold Premises, without Mortgagee’s written consent; (h) initiate or acquiesce in no zoning reclassification or variance with respect to the Leasehold Premises without Mortgagee’s written consent; and (i) pay each item of Indebtedness when due according to the terms of this Mortgage, the Notes, or the other Loan Documents evidencing such Indebtedness.

3.         Payment of Taxes, Ground Rents, and Insurance Premiums. Mortgagor and Mortgagee acknowledge and agree that all rents, revenues, license fees, income, issues, profits, and proceeds now or hereafter to be derived and received by Mortgagor from its ownership of the Leasehold Premises are to be paid directly into a “Lockbox Account” to be maintained by Mortgagee throughout the terms of the Loans for the benefit of the Lenders pursuant to the terms, conditions, and provisions of that certain Lockbox Agreement dated of even date herewith, executed by and between Mortgagor and Mortgagee (hereinafter said Lockbox Agreement, as it may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented, shall be referred to as the “Lockbox Agreement”).

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The monies collected and held under the Lockbox Agreement are intended to be applied, in part, to the payment of all real estate taxes, ground rents, and insurance premiums required pursuant to Paragraphs 4(a), 4(b), and 7 below. In the event there is any shortfall from the monies to be disbursed under the Lockbox Agreement, Mortgagor shall pay to Mortgagee, at least thirty (30) days before any delinquency or any penalty or interest attaches, such amounts as are necessary in order to allow Mortgagee to pay all general taxes, special taxes, special assessments, water charges, sewer service charges, ground rents under the Ground Lease, insurance premiums, and all other charges against the Leasehold Premises of any nature whatsoever when due.

4.	Tax and Ground Rent Deposits.

(a)         Pursuant to the terms of the Lockbox Agreement, Mortgagor covenants and agrees to deposit into a reserve account maintained by Mortgagee, commencing on the date of disbursement of the Loans and on the first day of each month following the month in which said disbursement occurred until the Indebtedness is fully paid, a sum equal to one-twelfth (1/12th) of the real estate taxes on the Leasehold Premises next to become due, as estimated by Mortgagee, so that the Payee will have sufficient funds on hand to pay all such real estate taxes thirty (30) days prior to the due date thereof. Such deposits are to be held without any allowance of interest (unless local law requires otherwise) and are to be used for the payment of taxes and assessments (general and special) on the Leasehold Premises next due and payable when they become due. If the funds so deposited exceed the amount required to pay such items hereinabove mentioned for any year, the excess shall be applied on a subsequent deposit or deposits. Said deposits need not be kept separate and apart from any other funds of Mortgagee. If any such taxes or assessments (general or special) shall be levied, charged, assessed or imposed upon or for the Leasehold Premises, or any portion thereof, and if such taxes or assessments shall also be a levy, charge, assessment or imposition upon or for any other property not covered by the lien of this Mortgage, then the computation of any amount to be deposited under this Paragraph 4 shall be based upon the entire amount of such taxes or assessments, and Mortgagor shall not have the right to apportion the amount of any such taxes or assessments for the purposes of such computation.

(b)        Pursuant to the terms of the Lockbox Agreement, Mortgagor covenants and agrees, upon the occurrence and during the continuance of an Event of Default, to deposit into a reserve account maintained by Mortgagee, commencing on the first day of each month following the month in which said Event of Default first occurred until the Indebtedness is fully paid, a sum equal to one-twelfth (1/12th) of the annual ground rents and other charges to be paid pursuant to the Ground Lease next to become due, as estimated by Mortgagee, so that the Payee will have sufficient funds on hand to pay all such ground rents and other charges at least thirty (30) days prior to the due date thereof. Such deposits are to be held without any allowance of interest (unless local law requires otherwise) and are to be used for the payment of ground rents and other charges due and owing under the Ground Lease. If the funds so deposited exceed the amount required to pay such items hereinabove mentioned for any year, the excess shall be applied on a subsequent deposit or deposits. Said deposits need not be kept separate and apart from any other funds of Mortgagee.

5.         Mortgagee’s Interest In and Use of Deposits. Upon the occurrence of an Event of Default, Mortgagee may at its option, without being required to do so, apply any monies at the time on deposit pursuant to Paragraphs 4 and 7 hereof, on any of Mortgagor’s obligations herein or in the Notes or any of the Loan Documents contained, in such order and manner as Mortgagee may elect. When the Indebtedness has been fully paid, any remaining deposits shall be paid to Mortgagor or to the then owner or owners of the Leasehold Premises. A security interest within the meaning of the Uniform Commercial

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Code as in effect in the State of Illinois, as amended and/or modified from time to time (hereinafter referred to as the “UCC”) is hereby granted to Mortgagee in and to any monies at any time on deposit pursuant to Paragraphs 4 and 7 hereof and such monies and all of Mortgagor’s right, title and interest therein are hereby assigned to Mortgagee, all as additional security for the Indebtedness and shall in the absence of the occurrence of an Event of Default be applied by the Mortgagee for the purposes for which made hereunder and shall not be subject to the direction or control of Mortgagor. Mortgagee shall not be liable for any act or omission taken in good faith or pursuant to the instruction of any party but only for its willful misconduct.

6.	Insurance.

(a)        Until the Indebtedness is fully paid, the Improvements and all fixtures, equipment and property therein contained or installed, including, without limitation, all personal property and easily removable real estate items or fixtures serving as security for the Loans, shall be kept unceasingly insured against loss and damage by such hazards, casualties and contingencies in such amounts and for such periods as may from time to time be required by Mortgagee in its normal business practice applicable to all loans of similar size. All insurance shall be satisfactory to Mortgagee in all respects, and shall conform in all respects to Mortgagee’s standard insurance criteria, and shall be written in policies and by insurance companies approved by Mortgagee which approval shall not be unreasonably withheld so long as A.M. Best Company’s Key Rating Guide Class rating of at least A X is maintained and the policy otherwise conforms to the terms hereof. All policies of insurance and renewals thereof shall contain standard noncontributory mortgagee loss payable clauses to Mortgagee, shall not contain a co-insurance clause or other clause limiting the amount of coverage under any conditions, and shall provide for at least thirty (30) days prior written notice of modification, termination, non-renewal, or cancellation to Mortgagee as well as a waiver of subrogation endorsement, all as required by Mortgagee, in form and content acceptable to Mortgagee. All policies (or certified copies or certificates thereof evidencing all required coverage) and original ACORD 27/28 and ACORD 25 (as to liability only) Certificates shall, with all premiums fully paid, be delivered to Mortgagee as issued at least thirty (30) days before the expiration of existing policies and shall be held by Mortgagee (or such other entity as designated by Mortgagee) until all sums hereby secured are fully paid. Mortgagee shall be named as certificate holder and first loss payee/mortgagee for the benefit of the Lenders as to any property or casualty insurance policies, and Mortgagee for the benefit of the Lenders (and, if required by any Lender, such Lender) shall be named as an additional insured as to any liability insurance policies. The Mortgagor covenants and agrees to pay promptly when due all premiums for said insurance throughout the term of the Loans. Upon request by Mortgagee, but not more frequently than annually, Mortgagor shall furnish Mortgagee evidence of the replacement cost of the Improvements. In case of sale pursuant to a foreclosure of this Mortgage or other transfer of title to the Leasehold Premises and extinguishment of the Indebtedness, complete title to all policies, other than liability insurance policies, held by Mortgagee and all prepaid or unearned premiums thereon shall pass to and vest in the purchaser or mortgagee/beneficiary. Mortgagee shall not by reason of accepting, rejecting, approving or obtaining insurance incur any liability for payment of losses.

(b)       Without in any way limiting the generality of the foregoing, Mortgagor covenants and agrees to maintain insurance coverage on the Leasehold Premises which shall include: (i) all risk coverage insurance (including vandalism and malicious mischief) for an amount at least equal to the amount of the Loans and not less than one hundred percent (100%) of the full replacement cost of the Improvements, written on a replacement cost basis and with a replacement cost endorsement (without depreciation), an increased cost of construction endorsement, and an agreed amount endorsement

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pertaining to the co-insurance clause (with inflation guard provision), a waiver of any terrorism coverage exclusion, and containing a mortgagee clause in Mortgagee’s favor; and if at any time a dispute arises with respect to replacement cost, Mortgagor agrees to provide at Mortgagor’s expense, an insurance appraisal prepared by an insurance appraiser approved by Mortgagee, establishing the full replacement cost in a manner satisfactory to the insurance carrier; (ii) rental income insurance (including extended period of indemnity coverage) insuring against loss arising out of the perils insured against in the policy or policies referred to in clause (i) above, in an amount equal to not less than the gross revenue from the Leasehold Premises for at least twelve (12) months from the operation and rental of all Improvements now or hereafter forming part of the Leasehold Premises, based upon the actual occupancy of such Improvements immediately prior to the occurrence of any peril insured against in the policy or policies referred to in clause (i) above, less any allocable charges and expenses which do not continue during the period of restoration and naming Mortgagee in a standard mortgagee loss payable clause thereunder; (iii) comprehensive general public liability and property damage insurance (including a waiver of any terrorism coverage exclusion) with a broad form coverage endorsement for an amount as required from time to time by Mortgagee with a deductible (if any) in an amount acceptable to Mortgagee; provided, however, that the limit for any single occurrence for claims arising from any one (1) accident or occurrence in or upon the Leasehold Premises shall not be less than Five Million and No/100 Dollars ($5,000,000.00); (iv) flood insurance whenever in Mortgagee’s judgment such protection is necessary and is available and in such case in an amount acceptable to Mortgagee and naming Mortgagee as the loss payee thereunder; (v) earthquake insurance whenever in Mortgagee’s judgment such protection is necessary and is available and in such case in an amount acceptable to Mortgagee and naming Mortgagee as the loss payee thereunder, (vi) insurance covering pressure vessels, pressure piping and machinery, if any, and all major components of any centralized heating or air-conditioning systems located in the Improvements, in an amount satisfactory to Mortgagee, such policies also to insure against physical damage to such buildings, equipment and improvements arising out of peril covered thereunder; (vi) building ordinance coverage, if applicable, in an amount to be determined by Mortgagee, and (vii) such other insurance that may be reasonably required from time to time by Mortgagee.

(c)        Mortgagor shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained hereunder.

(d)        Mortgagor hereby acknowledges that the following notice by Mortgagee is required by and given in full compliance with the Illinois Collateral Protection Act, 815 ILCS 180/10 and 180/15:

(i)          Unless you provide us with evidence of the insurance coverage required by this Mortgage, Mortgagee may purchase insurance at your expense to collect our interest on the Leasehold Premises. This insurance may, but need not, protect your interest. The coverage that Mortgagee purchases may not pay any claim that you make or any claim that is made against you in connection with the Leasehold Premises. You may later cancel any insurance purchased by us, but only after providing Mortgagee with evidence that you have obtained insurance as required by this Mortgage. If Mortgagee purchases insurance for the Leasehold Premises, you will be responsible for the cost of that insurance, including interest and any other charges Mortgagee may impose in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The cost of the insurance may be added to your total outstanding balance or obligation. The cost of insurance may be more than the cost of insurance you may be able to obtain on your own.

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(ii)         In the event Mortgagee places such insurance, within thirty (30) days following placement of collateral protection insurance, Mortgagee shall mail a notice, in substantially the following form, to Mortgagor:

“Your credit agreement with us requires you to maintain adequate insurance on your collateral until you pay off your loan. You have not given us proof that you have adequate insurance on your collateral. Under the terms of your credit agreement, we have purchased insurance at your expense to protect our interests in your collateral.

The insurance we purchased will pay claims made by us as the creditor. The insurance we purchased may not pay any claims made by you or against you in connection with your collateral.

You are responsible for the costs of this insurance, including interest and any other charges we may impose in connection with the purchase of this insurance. The costs of this insurance may be more than insurance you can buy on your own.

You still may obtain insurance of your own choosing on the collateral. If you provide us with proof that you have obtained adequate insurance on your collateral, we will cancel the insurance that we purchased and refund or credit any unearned premiums to you.

If, within thirty (30) days after the date of this notice was sent to you, you provide us with proof that you had adequate insurance on your collateral as of the date we also purchased insurance and that you continue to have the insurance that you purchased yourself, we will cancel the insurance that we purchased without charging you any costs, interest or other charges in connection with the insurance that we purchased.”

7.         Insurance Premium Deposits. It is further covenanted and agreed that for the purpose of providing funds with which to pay the premiums as the same become due on the policies of insurance as herein covenanted to be furnished by Mortgagor, Mortgagor shall deposit into a reserve account maintained by Mortgagee on the date of disbursement of the proceeds of the Loans and on the first day of each month following the month in which said disbursement occurred, an amount equal to one-twelfth (1/12th) of the annual insurance premiums to be carried on the Leasehold Premises so that Mortgagee will have sufficient funds on hand to pay all such insurance premiums thirty (30) days prior to the due date thereof. No interest shall be allowed to Mortgagor on account of any deposit or deposits made hereunder and said deposits need not be kept separate and apart from any other funds of Mortgagee.

8.	Adjustment of Losses with Insurer and Application of Proceeds of Insurance.

(a)        In case of loss or damage by fire or other casualty, Mortgagor shall immediately give Mortgagee and the insurance companies that have insured against such risks written notice of such occurrence.

(b)        In case of loss or damage by fire or other casualty, Mortgagor shall, if no Event of Default then exists hereunder, have the sole and exclusive right to settle, compromise or adjust any claim under, and receive, for the purpose of rebuilding and restoration, the proceeds arising from, any and all losses payable under insurance policies to the extent the amount thereof does not exceed Five Hundred Thousand and 00/100 ($500,000.00) Dollars and all claims for losses in excess of said amount shall be

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settled, compromised or adjusted only with the mutual agreement of Mortgagor and Mortgagee and the proceeds paid as hereinafter provided. In the event insurance proceeds in excess of Five Hundred Thousand and 00/100 ($500,000.00) Dollars are payable or if an Event of Default exists hereunder, then in either of such events, Mortgagee is authorized to collect and receive any such insurance proceeds. Insurance proceeds collected by Mortgagee as aforesaid, after deducting therefrom any expenses incurred in the collection thereof, shall, if requested by Mortgagor in writing within thirty (30) days after the proceeds of insurance covering such damage or destruction become available, be made available to Mortgagor for the purpose of paying the cost of rebuilding or restoring of the Improvements if (i) the Leasehold Premises is capable of being restored to that condition which existed immediately prior to the damage or loss, (ii) the insurance proceeds, together with all other funds which are to be provided by Mortgagor, are sufficient to restore the Leasehold Premises to the condition which existed immediately prior to the damage or loss, (iii) income from the Leasehold Premises shall not be materially affected following the completion of the restoration or rebuilding; (iv) no Event of Default then exists hereunder or under any other Loan Document, and no circumstance or condition exists that would constitute an Event of Default upon the giving of notice or the passage of time, or both, (v) the rebuilding and restoration is reasonably estimated to be completed at least one hundred twenty (120) days prior to the “Maturity Date” or any “Call Date” (as such terms are defined in the respective Notes) which has been exercised by Mortgagee; (vi) leases affecting any tenants in the Leasehold Premises shall not be subject to cancellation or termination by the tenants thereunder or Mortgagor on account of the occurrence of the casualty or, if such leases with said tenants are subject to said cancellation or termination, then either the applicable tenants shall have waived in writing their right to cancel and/or terminate said leases or substitute tenants shall have been obtained in replacement of the tenants under said lease, such substitute tenants and the terms and provisions of such substitute leases being satisfactory to Mortgagee, in its sole and absolute discretion; and (vii) written evidence is provided to Mortgagee demonstrating that Mortgagor’s then current rental income insurance coverage extends at least three (3) months beyond the projected completion date for the restoration or rebuilding of the Leasehold Premises (as determined by Mortgagee pursuant to a projected construction progress schedule submitted by Mortgagor). In the event that Mortgagee makes said proceeds available to Mortgagor to pay the cost of rebuilding or restoring of the Improvements, such proceeds shall be made available in the manner and under the conditions that Mortgagee may reasonably require to assure proper application of such proceeds. In the event such insurance proceeds are made available by Mortgagee, Mortgagor shall pay all out-of-pocket costs incurred by Mortgagee in connection with the application of such insurance proceeds (including but not limited to reasonable costs incurred by Mortgagee, and a title company or agent approved by Mortgagee in overseeing the disbursement of such insurance proceeds). The Improvements shall be restored or rebuilt so as to be of at least equal value and substantially the same character as prior to such damage or destruction. If the projected cost of rebuilding, repairing or restoring of the Improvements exceeds the sum of Two Million and 00/100 ($2,000,000.00) Dollars, then insurance proceeds shall not be made available to Mortgagor unless and until Mortgagee has approved plans and specifications for the proposed rebuilding and restoration, which approval shall not be unreasonably withheld. If the proceeds are to be made available by Mortgagee to Mortgagor to pay the cost of said rebuilding or restoration, any surplus which may remain out of said insurance proceeds after payment of the costs of rebuilding or restoring the Leasehold Premises shall, at the option of Mortgagee, be applied on account of the Indebtedness in the inverse order of maturity (without any prepayment premium) or be paid to any party entitled thereto under such conditions as Mortgagee may reasonably require. No interest shall be allowed to Mortgagor on any proceeds held by Mortgagee.

(c)         Notwithstanding the terms, conditions, and provisions of Paragraph 8(b) above to the contrary, in the event the Leasehold Premises are damaged by fire or other casualty which damage or loss

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exceeds ten percent (10%) of the then current replacement value of the Leasehold Premises, then Mortgagee may, in its sole and absolute discretion, apply the insurance proceeds either (i) to reduce the Indebtedness in the inverse order of maturity, or (ii) to the cost of restoring or rebuilding the damaged portion(s) of the Leasehold Premises to a value, character, and condition substantially equivalent to that value, character, and condition prior to the occurrence of such loss or damage, all in accordance with Mortgagee’s standard construction loan disbursement conditions and requirements.

(d)       In the event proceeds of insurance are not made available to Mortgagor for the purpose of paying the cost of the rebuilding or restoring of the Improvements in accordance with the terms of this Mortgage, Mortgagee, after deducting the costs of any collection, adjustment and compromise, shall apply such insurance proceeds in accordance with terms of the Notes upon the Indebtedness (without any prepayment premium, unless an Event of Default (other than an Event of Default based solely on the fact that a casualty has occurred) then exists, in which case with any applicable prepayment premium), provided that any amount so applied by Mortgagee in reduction of the outstanding principal balance of the Notes shall be credited to installments of principal in the inverse order of their maturity but no such application shall delay or postpone any installment payment of principal and interest under the Notes.

(e)        Notwithstanding anything to the contrary contained in this Mortgage, Mortgagor hereby acknowledges, covenants, and agrees that any rebuilding or restoration of the Leasehold Premises permitted pursuant to this Mortgage shall be performed in accordance with the terms, conditions, and provisions of all applicable laws, including, without limitation, the Zoning Ordinance of the City of Chicago, Illinois (including, without limitation, Section 17-15-0404-B thereof).

9.         Stamp Tax. If, by the laws of the United States of America, or of any state having jurisdiction over Mortgagor, any tax is due or becomes due in respect of the issuance of the Notes hereby secured and this Mortgage, Mortgagor covenants and agrees to pay such tax in the manner required by any such law. Mortgagor further covenants to reimburse Mortgagee and Lenders for any sums which they reasonably expend by reason of the imposition of any tax on the issuance of the Notes secured hereby and this Mortgage.

10.	Observance of Lease Assignment.

(a)        In connection with the payment of the Indebtedness secured hereby and for the faithful performance of the terms and conditions contained herein, Mortgagor has assigned to Mortgagee, by that certain Absolute Assignment of Rents and Leases #2 of even date herewith (hereinafter, as it may be from time to time amended, modified, extended, renewed, substituted and/or supplemented, referred to as the “Assignment of Rents”), all of Mortgagor’s right, title and interest as landlord or as tenant in and to all leases or other rights of use and or occupancy of any part of the Leasehold Premises, both present and future, including, without limitation, all tenant security deposits (hereinafter, as they may be from time to time amended, modified, extended, renewed, substituted and/or supplemented, collectively referred to as the “Leases”) and all of the rents, issues and profits from the Leases or guaranties thereof (hereinafter collectively referred to as the “Rents”).

(b)       Mortgagor represents and warrants to Mortgagee and Lenders with respect to the Leases: (i) the rent roll delivered to Mortgagee and Lenders is true and correct, and the Leases are valid and in full force and effect; (ii) the Leases (including amendments) are in writing, and there are no oral agreements with respect thereto; (iii) the copies of the Leases delivered to Mortgagee and Lenders are true and complete; (iv) except as previously disclosed to Mortgagee in the Certified Rent Roll #2, tenant estoppel

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letters, or the most recent aging report (dated February 21, 2008) delivered by Mortgagor to Mortgagee on or about the date hereof in connection with the closing of the Loans, to Mortgagor’s knowledge, after due inquiry and investigation, neither the Mortgagor nor any tenant is in default under any of the Leases; (v) except as previously disclosed to Mortgagee in the Certified Rent Roll #2, tenant estoppel letters, or the most recent aging report (dated February 21, 2008) delivered by Mortgagor to Mortgagee on or about the date hereof in connection with the closing of the Loans, Mortgagor has no knowledge of any notice of termination or default with respect to any Lease; (vi) Mortgagor has not assigned or pledged any of the Leases, the rents or any interests therein except to Mortgagee; (vii) no tenant or other party has an option to purchase all or any portion of the Leasehold Premises; (viii) except with respect to Mortgagor defaults, no tenant has the right to terminate its Lease prior to expiration of the stated term of such Lease except as stated in the Certified Rent Roll #2 delivered by Mortgagor to Mortgagee on the date hereof; (ix) no tenant has prepaid more than one month's rent in advance (except for bona fide security deposits not in excess of an amount equal to two month's rent); and (x) except as stated in the Certified Rent Roll #1 delivered by Mortgagor to Mortgagee on the date hereof, all existing Leases are subordinate to this Mortgage either pursuant to their terms or a recorded subordination agreement.

(c)        Except as otherwise expressly provided in the last sentence of this subparagraph (c), all Leases and other rental arrangements executed from and after the date hereof shall in all respects be approved by Mortgagee, such approval not to be unreasonably withheld. Mortgagor shall hold, in trust, all tenant security deposits in a segregated account, and, to the extent required by applicable law, shall not commingle any such funds with any other funds of Mortgagor. Within ten (10) business days after Mortgagee’s request, Mortgagor shall furnish to Mortgagee a statement of all tenant security deposits, and copies of all Leases not previously delivered to Mortgagee, certified by Mortgagor as being true, correct, and complete. Notwithstanding anything contained in the Loan Documents to the contrary, Mortgagee’s approval shall not be required for future Leases or lease extensions if the following conditions are satisfied: (i) there exists no Potential Default or Event of Default; (ii) the Lease is on the standard lease form approved by Mortgagee with no material modifications; and (iii) the Lease does not conflict with any restrictive covenant affecting the Leasehold Premises or any other Lease for space in the Leasehold Premises.

(d)       All Leases entered into after the date hereof (i) shall be bona fide arms-length transactions with a third party, and (ii) shall be on a form approved by Mortgagee (which approval has not been previously revoked by Mortgagee as hereinafter provided). Mortgagee will, at the request of Mortgagor, approve a form of lease reasonably satisfactory to Mortgagee, but Mortgagee shall have the right subsequently to revoke such approval upon thirty (30) days prior written notice to Mortgagor of its election to do so. In the event of any such revocation or approval, Mortgagor shall not enter into any Lease without the prior express written approval of Mortgagee until Mortgagee has approved a revised form of lease satisfactory to it in its reasonable discretion, which Mortgagee shall endeavor to do promptly. All modifications to existing Leases which are not automatically subordinated to this Mortgage (those Leases for which Mortgagee executes a Subordination, Non Disturbance and Attornment Agreement (hereinafter referred to as an “SNDA”) shall not be considered “automatically subordinate”) must be approved by Mortgagee. Notwithstanding the above, Mortgagor will not be required to obtain Lease approval for any future tenants after the date hereof provided the tenant does not request an SNDA or tenant has not been granted a purchase option for the Leasehold Premises or portion thereof or right of first refusal to purchase and further provided that Mortgagee has not executed an SNDA with such tenant at the Leasehold Premises on a prior occasion.

(e)	All Leases for the Leasehold Premises shall be subject and subordinate to this Mortgage.

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Notwithstanding the aforesaid to the contrary, Mortgagor shall obtain an SNDA from all tenants under leases entered into after the date hereof having a purchase option or right of first refusal to purchase the Leasehold Premises or a portion thereof.

(f)        Mortgagor will not, without Mortgagee’s prior written consent: (i) execute an assignment or pledge of any Rents and/or any Leases; or (ii) accept any prepayment of any installment of any Rents more than thirty (30) days before the due date of such installment, and in any event no more than thirty (30) days in advance of the then current month.

(g)       Mortgagor at its sole cost and expense will: (i) at all times promptly and faithfully abide by, discharge and perform all material covenants, conditions and agreements contained in all Leases, on the part of the landlord thereunder to be kept and performed; (ii) enforce or secure the performance of all material covenants, conditions and agreements of the Leases on the part of the lessees to be kept and performed, but except in the ordinary course of business Mortgagor shall not modify, amend, renew, extend, cancel, terminate or accept surrender of any Lease without the prior express written consent of Mortgagee, which consent shall not be unreasonably withheld; (iii) appear in and defend any material action or proceeding arising under, growing out of or in any manner connected with the Leases or material obligations, duties or liabilities of landlord or of the lessees thereunder; (iv) upon written request of Mortgagee, transfer and assign to Mortgagee, any Lease or Leases heretofore or hereafter entered into, and make, execute and deliver to Mortgagee within thirty (30) days after written demand, any and all instruments required to effectuate said assignment; (v) furnish Mortgagee, within ten (10) days after a request by Mortgagee so to do, a written statement containing the names of all lessees, terms of all Leases, including the spaces occupied and the rentals payable thereunder; and (vi) exercise within five (5) business days of any demand therefor by Mortgagee any right to request from the lessee under any Lease a certificate with respect to the status thereof.

(h)       Nothing in this Mortgage or in any other documents relating to the Loans shall be construed to obligate Mortgagee, expressly or by implication, to perform any of the covenants of Mortgagor as landlord under any of the Leases assigned to Mortgagee or to pay any sum of money or damages therein provided to be paid by the landlord, each and all of which covenants and payments Mortgagor agrees to perform and pay.

(i)        Mortgagor will not permit any Lease or any part thereof to become subordinate to any lien other than the lien hereof.

(j)        Mortgagor shall not, and shall not permit any tenant to, conduct any on-site dry cleaning operations on the Leasehold Premises.

(k)       All Leases hereafter entered into by Mortgagor shall include a provision pursuant to which the tenant thereunder shall agree to attorn to Mortgagor or Mortgagee under any new ground lease that replaces the Ground Lease notwithstanding any future termination of the Ground Lease and notwithstanding any rights tenant might otherwise have under applicable law upon such termination.

11.       Effect of Extension of Time. If the payment of the Indebtedness, or any part thereof, is extended or varied, or if any part of any security for the payment of the Indebtedness is released, or if any person or entity liable for the payment of the Indebtedness is released, or if Mortgagee or Lenders take other or additional security for the payment of the Indebtedness, or if Mortgagee or Lenders waive or fail to exercise any right granted herein, or in the Notes secured hereby, or in any other Loan Document, then

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all persons now or at any time hereafter liable for the payment of the Indebtedness, or any part thereof, or interested in the Leasehold Premises shall be held to assent to such extension, variation, release, waiver, failure to exercise or the taking of additional security, and their liability and the lien and all provisions hereof shall continue in full force, the right of recourse against all such persons being expressly reserved by Mortgagee, notwithstanding such extension, variation, release, waiver, failure to exercise, or the taking of additional security.

12.       Effect of Changes in Laws Regarding Taxation. In the event of the enactment after this date of any law of the state in which the Leasehold Premises are located deducting from the value of the Leasehold Premises for the purpose of taxation any lien thereon, or imposing upon Mortgagee or Lenders the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Mortgagor, or changing in any way the laws relating to the taxation of mortgages or debts secured by mortgages or Mortgagee’s interest in the Leasehold Premises, or the manner of collection of taxes, so as to affect this Mortgage or the debt secured hereby or the holders thereof, then, and in any such event, Mortgagor, upon demand by Mortgagee, shall pay such taxes or assessments, or reimburse Mortgagee or Lenders therefor if Mortgagee or any Lenders pays such taxes and submits proof of payment to Mortgagor; provided, however, that if, in the opinion of counsel for Mortgagee: (i) it might be unlawful to require Mortgagor to make such payment, or (ii) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in such event, Mortgagee may elect, by notice in writing given to Mortgagor, to declare all of the Indebtedness to be and become due and payable ninety (90) days from the giving of such notice, without the applicable “Prepayment Premium” (as such term is defined in the Notes).

13.       Mortgagee’s Performance of Defaulted Acts. Upon the occurrence and during the continuance of an Event of Default herein, Mortgagee may, but need not, and whether electing to declare the whole of the Indebtedness due and payable or not, and without waiver of any other remedy, make any payment or perform any act herein required of Mortgagor in any form and manner deemed expedient, and may, but need not, make full or partial payments of principal or interest on prior encumbrances, if any, and purchase, discharge, compromise or settle any tax lien or other prior lien or title or claim thereof, or redeem from any tax sale or forfeiture affecting the Leasehold Premises or contest any tax or assessment or cure any default of Mortgagor as landlord in any Lease. All monies paid for any of the purposes herein authorized and all expenses paid or incurred in connection therewith, including reasonable attorneys’ fees, and any other monies advanced by Mortgagee or any Lender in regard to any tax referred to in Paragraphs 9 and 12 hereof or to protect the Leasehold Premises or the lien hereof, shall be additional Indebtedness and shall become immediately due and payable without notice and with interest thereon at the applicable Default Rate of interest set forth in the Notes. Inaction of Mortgagee shall never be considered as a waiver of any right accruing to it on account of any Event of Default on the part of Mortgagor.

14.       Mortgagee’s Reliance on Tax Bills, Etc. Mortgagee in making any payment hereby authorized: (a) relating to taxes and assessments, may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof; or (b) relating to insurance premiums, may do so according to any bill or statement procured from the appropriate company without inquiry into the accuracy of such bill or statement; or (c) for the purchase, discharge, compromise or settlement of any other prior lien, may do so without inquiry as to the validity or amount of any claim for lien which may be asserted.

15.	Acceleration of Indebtedness in Event of Default. It is expressly agreed by Mortgagor

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that time is of the essence hereof and that, at the option of Mortgagee, the whole of the Indebtedness shall become immediately due and payable without notice to Mortgagor upon the occurrence of one or more of the following events (hereinbefore and hereinafter collectively referred to as “Events of Default” and individually referred to as an “Event of Default”), together with a prepayment premium in the amount, if any, required to be paid pursuant to the terms of the Notes in the event of a prepayment:

(a)        nonpayment of any monetary sum due hereunder within ten (10) days after the same shall become due; or

(b)       default shall be made in the due observance or performance of the terms and conditions of Paragraph 6 hereof (Insurance), or Paragraph 30 hereof (Due on Sale or Further Encumbrance); or

(c)        default shall be made in the due observance or performance of any of the other covenants, agreements or conditions hereinbefore or hereinafter contained, required to be kept or performed or observed by Mortgagor which does not relate to the nonpayment of any monetary sum, and such default is not cured within thirty (30) days following written notice thereof by Mortgagee to Mortgagor or within such longer period of time, not exceeding an additional sixty (60) days, as may be reasonably necessary to cure such non-compliance if Mortgagor is diligently and with continuity of effort pursuing such cure and the failure is susceptible of cure within an additional period of sixty (60) days; or

(d)       the entry of a decree or order for relief by a court having jurisdiction in respect of Mortgagor, a general partner of Mortgagor if Mortgagor is a partnership, the beneficiary or beneficiaries of Mortgagor if Mortgagor is a trust, a managing member of Mortgagor if Mortgagor is a limited liability company, or any guarantor of the Notes secured hereby (hereinafter any of the foregoing parties shall be referred to as a “Key Party”), in any involuntary case under the federal bankruptcy laws now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) for any Key Party or any substantial part of the property of any such Key Party, or for the winding up or liquidation of the affairs of any Key Party and the continuance of any such decree or order unstayed and in effect for a period of ninety (90) consecutive days; or

(e)        the commencement by any Key Party, of a voluntary case under federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or any other similar laws or the consent by any such Key Party to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of any Key Party, or of any substantial part of the property of any such person or entity, or the making by any such Key Party of an assignment for the benefit of creditors or the failure of any such Key Party generally to pay the debts of any such Key Party as such debts become due, or the taking of action by any such Key Party in furtherance of any of the foregoing; or

(g)       any warranty, representation, certification, financial statement, or other information furnished or to be furnished to Mortgagee or Lenders by or on behalf of Mortgagor or any Key Party to induce Lenders to loan the money evidenced by the Notes proves to have been inaccurate or false in any material respect when made and is not cured by Mortgagor within the cure period set forth in Paragraph 15(c) hereof; or

(h)       any breach, default, event of default or failure of performance (however denominated) under the Notes, the Environmental Indemnities, or any of the other Loan Documents and the expiration

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of any applicable cure period without the same having been cured; or

(i)        Mortgagor shall be in default of, or in violation of, beyond any applicable grace period, any conditions, covenants, or restrictions which benefit or burden the Leasehold Premises; or

(j)        Prime Group Realty, L.P., a Delaware limited partnership (hereinafter referred to as the “Guarantor”) shall have defaulted, beyond any applicable grace and/or cure periods, under the terms, conditions, and provisions of (i) that certain Guaranty of Non-Recourse and Environmental Indemnity Obligations dated of even date herewith executed by the Guarantor, as guarantor, in favor of Mortgagee, on behalf of the Lenders (hereinafter, as it may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented, referred to as the “Non-Recourse Guaranty”), including, without limitation, any breach of the tangible net worth and liquidity covenants set forth and contained therein, and (ii) that certain Completion Guaranty dated of even date herewith executed by the Guarantor, as guarantor, in favor of Mortgagee, on behalf of Lender B (hereinafter, as it may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented, referred to as the “Completion Guaranty” and hereinafter the Non-Recourse Guaranty and the Completion Guaranty shall be collectively referred to as the “Guaranties”); or

(k)       any breach, default, event of default or failure of performance (however denominated) under the Ground Lease and the expiration of any applicable cure period without the same having been cured; or

(l)	any termination of the Ground Lease; or

(m)      any amendment to or termination of a financing statement naming Mortgagor as debtor and Mortgagee as secured party, or any correction statement with respect thereto, is filed in any jurisdiction by Mortgagor without the prior express written consent of Mortgagee.

If, while any insurance proceeds or condemnation awards are being held by Mortgagee to reimburse Mortgagor for the cost of rebuilding or restoration of buildings or improvements on the Leasehold Premises, Mortgagee shall accelerate the Indebtedness, then and in such event, Mortgagee shall be entitled to apply all such insurance proceeds and condemnation awards then held by it in reduction of the Indebtedness and any excess held by it over the amount of Indebtedness then due hereunder shall be returned to Mortgagor or any other party entitled thereto without interest.

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16.   Remedies.

(a)        Primary Remedies. If an Event of Default shall occur, Mortgagee may declare the Indebtedness to be and the same shall be, immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived and without regard to the value of the Leasehold Premises held as security for the Indebtedness or the solvency of any person liable for the payment of such Indebtedness; and/or exercise any other right, power or remedy available to it at law (including, without limitation, pursuant to the Illinois Mortgage Foreclosure Law, as amended (Illinois Code Ann. 735 ILCS 5/15-1101, et seq.) (hereinafter referred to as the “Mortgage Foreclosure Act”)) or in equity, hereunder or under any other Loan Document without demand, protest or notice of any kind, all of which are hereby expressly waived, except such as is expressly required hereby or by such other Loan Document. Without limiting the generality of the foregoing, Mortgagee may:

(i)        enter and take possession of the Leasehold Premises or any part thereof, exclude Mortgagor and all persons claiming under Mortgagor wholly or partly therefrom, and operate, use, manage and control the same, or cause the same to be operated by a person selected by Mortgagee, either in the name of Mortgagor or otherwise, and upon such entry, from time to time, at the expense of Mortgagor and of the Leasehold Premises, make all such repairs, replacements, alterations, additions or improvements thereto as Mortgagee may deem proper, and to lease the Leasehold Premises or any part thereof at such rental and to such persons as it may deem proper and collect and receive the rents, revenues, issues, profits, royalties, income and benefits thereof including, without limitation, those past due and those thereafter accruing, with the right of Mortgagee to terminate, cancel or otherwise enforce any Lease or sublease for any default that would entitle Mortgagor to terminate, cancel or enforce same and apply the same to the payment of all expenses which Mortgagee may be authorized to incur under the provisions of this Mortgage and applicable laws, the remainder to be applied to the payment, performance and discharge of the Indebtedness in such order as Mortgagee may determine until the same have been paid in full;

(ii)       institute an action for the foreclosure of this Mortgage and the sale of the Leasehold Premises pursuant to the judgment or decree of a court of competent jurisdiction;

(iii)      to the extent permitted by applicable law, sell the Leasehold Premises to the highest bidder or bidders at public auction at a sale or sales held at such place or places and time or times and upon such notice and otherwise in such manner as may be required by law, or in the absence of any such requirement, as Mortgagee may deem appropriate, and from time to time adjourn such sale by announcement at the time and place specified for such sale or for such adjourned sale or sales without further notice except such as may be required by law;

(iv)      take all action to protect and enforce the rights of Mortgagee under this Mortgage by suit for specific performance of any covenant herein contained, or in aid of the execution of any power herein granted or for the enforcement of any other rights;

(v)       exercise any or all of the rights and remedies available to a secured party under the UCC, including the right to (A) enter the Leasehold Premises and take

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possession of any personal property without demand or notice and without prior judicial hearing or legal proceedings, which Mortgagor hereby expressly waives, (B) require Mortgagor to assemble any personal property, or any portion thereof, and make it available to Mortgagee at a place or places designated by Mortgagee and reasonably convenient to both parties and (C) sell all or any portion of the personal property at public or private sale, without prior notice to Mortgagor except as otherwise required by law (and if notice is required by law, after ten days' prior written notice), at such place or places and at such time or times and in such manner and upon such terms, whether for cash or on credit, as Mortgagee in its sole discretion may determine. As to any property subject to Article 9 of the UCC included in the Leasehold Premises, Mortgagee may proceed under the UCC or proceed as to both real and personal property in accordance with the provisions of this Mortgage and the rights and remedies that Mortgagee may have at law or in equity, in respect of real property, and treat both the real and personal property included in the Leasehold Premises as one parcel or package of security. Mortgagor shall have the burden of proving that any such sale pursuant to the UCC was conducted in a commercially unreasonable manner;

(vi)      terminate any management agreements, contracts, or agents/managers responsible, for the property management of the Leasehold Premises, if in the sole discretion of Mortgagee such property management is unsatisfactory in any respect;

(vii)     foreclose this Mortgage, at Mortgagee’s option, by judicial or non-judicial foreclosure, for the entire unpaid amount of the Indebtedness, or only as to the sum past due, with interest and costs without injury to this Mortgage or the displacement or impairment of the remainder of the lien thereof, and at such foreclosure sale the Leasehold Premises shall be sold subject to all remaining items of the Indebtedness and Mortgagee may again foreclose, in the same manner, as often as there may be any sum past due. In case of sale in any action or proceeding to foreclose this Mortgage, Mortgagee shall have the right to sell the Leasehold Premises covered hereby in parts or as an entirety. It is intended hereby to give to Mortgagee the widest possible discretion permitted by law with respect to all aspects of any such sale or sales.

(viii)    to the fullest extent permitted by applicable law, if an Event of Default occurs due to the nonpayment of the Indebtedness, or any part thereof, and to the extent permitted under applicable law and then in strict compliance with such law, as an alternative to the right of foreclosure for the full Indebtedness after acceleration thereof, Mortgagee shall have the right to institute proceedings, either judicial or non-judicial, at Mortgagee’s option, for partial foreclosure with respect to the portion of said Indebtedness so in default, as if under a full foreclosure, and without declaring the entire Indebtedness due (such proceedings being hereinafter referred to as “Partial Foreclosure”), and provided that if a foreclosure sale is made because of an Event of Default in the payment of a part of the Indebtedness, such sale may be made subject to the continuing lien of this Mortgage for the unmatured part of the Indebtedness; and it is agreed that such sale pursuant to a Partial Foreclosure, if so made, shall not in any manner affect the unmatured part of the Indebtedness, but as to such unmatured part, this Mortgage and the lien thereof shall remain in full force and effect just as though no foreclosure sale had been made under the provisions of this Paragraph. Notwithstanding any Partial Foreclosure, Mortgagee may elect, at any time prior to sale pursuant to such

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Partial Foreclosure, to discontinue such Partial Foreclosure and to accelerate the Indebtedness by reason of any Event of Default upon which such Partial Foreclosure was predicated or by reason of any other further Event of Default, and proceed with full foreclosure proceedings. It is further agreed that several foreclosures may be made pursuant to Partial Foreclosure without exhausting the right of full or Partial Foreclosure sale for any unmatured part of the Indebtedness, it being the purpose to provide for a Partial Foreclosure sale of the Indebtedness hereby without exhausting the power to foreclose and to sell the Leasehold Premises pursuant to any such Partial Foreclosure for any other part of the Indebtedness, whether matured at the time or subsequently maturing, and without exhausting any right of acceleration and full foreclosure.

(b)       Receiver. If an Event of Default shall occur, Mortgagee shall be entitled, to the extent permitted by applicable law, to the appointment of a receiver of the Leasehold Premises and the rents, revenues, issues, profits, royalties, income and benefits thereof, without notice or demand, and without regard to the adequacy of the security for the Indebtedness, the value of the Leasehold Premises or the solvency of Mortgagor, either before or after any sale, and, Mortgagee may be appointed as such receiver. Such receiver shall have, without limitation, the power: (i) to collect the rents, issues and profits of the Leasehold Premises during the pendency of any foreclosure proceedings whether by judicial or non-judicial foreclosure, and, in case of a sale and a deficiency, for such time when Mortgagor, except for the intervention of such receiver, would be entitled to collect such rents, issues and profits, to the maximum time and extent permitted by law; (ii) to extend or modify the Ground Lease and any other then existing Leases and to make new leases, which extensions, modifications and new leases may provide for terms to expire, or for options to leases to extend or renew terms to expire, beyond the maturity date of the Notes and beyond the date of the issuance of a deed or deeds to a purchaser or purchasers at a foreclosure sale, it being understood and agreed that any such leases, and the options or other such provisions to be contained therein, shall be binding upon Mortgagor and all persons whose interests in the Leasehold Premises are subject to the lien hereof and upon the purchaser or purchasers at any foreclosure sale, notwithstanding any redemption from sale, discharge of the secured obligations, satisfaction of any foreclosure decree, or issuance of any certificate of sale or deed to any purchaser; (iii) to grant and amend any easements, licenses, and other rights of occupancy with respect to the Leasehold Premises; (iv) to enter into any new management agreements with respect to the Leasehold Premises and/or to amend or modify any then existing management agreements; and (v) all other powers which may be necessary or are usual in such case for the protection, possession, control, management, and operation of the Leasehold Premises during the whole of said period. The court from time to time may authorize the receiver to apply the net income in the receiver’s hands in payment in whole or in part of: (A) the Indebtedness and all obligations hereunder, or by any decree foreclosing this Mortgage, or in accordance with applicable non-judicial foreclosure provisions, any tax, special assessment or other lien which may be or become superior to the lien hereof or of such decree; and (B) all rents due or which may become due under the underlying ground lease. Nothing herein shall be construed to limit or otherwise waive Mortgagee’s rights to obtain rents, issues and profits, deliver to one or more tenants a written demand to turn over rents, issues and profits or deliver to Mortgagor a written demand to turn over rents, issues and profits without appointing a receiver. If an Event of Default shall have been waived in writing by Mortgagee or the Indebtedness reinstated in accordance with applicable law, Mortgagee shall cooperate with Mortgagor, at Mortgagor’s expense, to obtain the dismissal of any receiver appointed for the Leasehold Premises at the instance of Mortgagee.

(c)        Sales by Parcels. In any sale made under or by virtue of this Mortgage or pursuant to any judgment or decree of court, the Leasehold Premises may be sold in one or more parts or parcels or as an

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entirety and in such order as Mortgagee may elect, without regard to the right of Mortgagor, or any person claiming under it, to the marshaling of assets. To the full extent permitted by law, Mortgagor waives the marshaling of assets.

(d)       Effect of Sale. The purchaser at any sale made under or by virtue of this Mortgage or pursuant to any judgment or decree of court shall take title to the Leasehold Premises or the part thereof so sold free and discharged of the estate of Mortgagor therein, the purchaser being hereby discharged from all liability to see to the application of the purchase money. Any person, including Mortgagee and any Lender, may purchase at any such sale. Mortgagee is hereby irrevocably appointed the attorney-in-fact of Mortgagor in its name and stead to make all appropriate transfers and deliveries of the Leasehold Premises or any portions thereof so sold and, for this purpose, Mortgagee may execute all appropriate instruments of transfer, and may substitute one or more persons with like power, Mortgagor hereby ratifying and confirming all that its said attorneys or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, promptly upon Mortgagee’s written request, Mortgagor shall ratify and confirm, or cause to be ratified and confirmed, any such sale or sales by executing and delivering, or by causing to be executed and delivered, to Mortgagee or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of Mortgagee, for the purpose, and as may be designated, in such request. Any sale or sales made under or by virtue of this Mortgage, to the extent not prohibited by law, shall operate to divest all the estate, right, title, interest, property, claim and demand whatsoever, whether at law or in equity, of Mortgagor in, to and under the Leasehold Premises, or any portions thereof so sold, and shall be a perpetual bar both at law and in equity against Mortgagor, its successors and assigns, and against any and all persons claiming or who may claim the same, or any part thereof, by, through or under Mortgagor, or its successors or assigns. The powers and agency herein granted are coupled with an interest and are irrevocable.

(e)        Eviction of Mortgagor After Sale. If Mortgagor fails or refuses to surrender possession of the Leasehold Premises after any sale thereof, Mortgagor shall be deemed a tenant at sufferance, subject to eviction by means of forcible entry and detainer proceedings, provided, that this remedy is not exclusive or in derogation of any other right or remedy available to Mortgagee or any purchaser of the Leasehold Premises under any provision of this Mortgage or pursuant to any judgment or decree of court.

(f)        Insurance Policies. In the event of a foreclosure sale pursuant to this Mortgage or other transfer of title or assignment of the Leasehold Premises in extinguishment, in whole or in part, of the Indebtedness, all right, title and interest of Mortgagor in and to all policies of insurance required under the provisions of this Mortgage shall, to the extent assignable, inure to the benefit of and pass to the successor in interest of Mortgagor or the purchaser or grantee of the Leasehold Premises or any part thereof so transferred.

(g)       Foreclosure; Expense of Litigation. When the Indebtedness hereby secured, or any part thereof shall become due, whether by acceleration or otherwise, Mortgagee shall have the right to foreclose the lien hereof for such Indebtedness or part thereof. In any suit to foreclose the lien hereof, there shall be allowed and included as additional Indebtedness in the decree for sale all expenditures and expenses which may be paid or incurred by or on behalf of Mortgagee and/or Lenders for reasonable attorneys’ fees, appraiser’s fees, actual costs of environmental reviews or audits, outlays for documentary and expert evidence, stenographers’ charges, publication costs, and costs (which may be estimated as to items to be expended after entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies, and similar data and assurances with respect to the title as Mortgagee may deem reasonably necessary either to prosecute such action or to evidence to bidders at

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any sale which may be had pursuant to such decree the true condition of the title to or the value of the Leasehold Premises. All expenditures and expenses of the nature in this Paragraph mentioned and such expenses and fees as may be incurred in the protection of the Leasehold Premises and the maintenance of the lien of this Mortgage, including the reasonable fees of any attorneys employed by Mortgagee and/or Lenders in any litigation or proceeding affecting this Mortgage, the Notes or the Leasehold Premises, including appellate, probate and bankruptcy proceedings, or in preparations for the commencement or defense of any proceedings or threatened suit or proceeding shall be immediately due and payable by Mortgagor, with interest thereon at the applicable Default Rate of interest as set forth in the Notes and shall be secured by this Mortgage.

17.       Application of Proceeds. The proceeds of any sale made either under the power of sale hereby given or under a judgment, order or decree made in any action to foreclose or to enforce this Mortgage, shall be applied:

(a)        first to the payment of (i) all costs and expenses of such sale, including reasonable attorneys’ fees, environmental site assessors fees and costs, appraisers’ fees and costs of procuring title searches, title insurance policies and similar items and (ii) all charges, expenses and advances incurred or made by Mortgagee in order to protect the lien or estate created by this Mortgage or the security afforded hereby including any expenses of entering, taking possession of and operating the Leasehold Premises;

(b)       then to the payment of any other Indebtedness in such order as Mortgagee may determine until the same have been paid in full; and

(c)        any balance thereof shall be paid to Mortgagor, or to whosoever shall be legally entitled thereto, or as a court of competent jurisdiction may direct.

18.       Rights and Remedies Cumulative. Each right, power and remedy herein conferred upon Mortgagee and/or Lenders is cumulative and in addition to every other right, power or remedy, express or implied, given now or hereafter existing, at law or in equity, and each and every right, power and remedy herein set forth or otherwise so existing may be exercised from time to time as often and in such order as may be deemed expedient by Mortgagee and/or Lenders, and the exercise or the beginning of the exercise of one right, power or remedy shall not be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy and no delay or omission of Mortgagee and/or Lenders in the exercise of any right, power or remedy accruing hereunder or arising otherwise shall impair any such right, power or remedy, or be construed to be a waiver of any Event of Default or acquiescence therein.

19.       Mortgagee’s Right of Inspection. Mortgagee or its agent shall, upon reasonable notice to Mortgagor, have the right to inspect the Leasehold Premises at all reasonable times and access thereto, subject to the rights of tenants.

20.       Condemnation. Mortgagee may, at its option, in its own name, as collateral agent for Lenders, (a) appear or proceed in any condemnation proceeding, and (b) make any compromise or settlement thereof, provided that so long as no Event of Default exists and Mortgagor promptly prosecutes any compromise or settlement thereof, Mortgagor shall control any compromise or settlement proceeding with the result thereof being subject to Mortgagee’s approval, which approval shall not be unreasonably withheld. Mortgagor shall give Mortgagee prompt written notice of the initiation of any condemnation proceeding, and a copy of every pleading, notice and other items served in any condemnation proceeding.

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Mortgagor hereby assigns, transfers and sets over unto Mortgagee the entire proceeds of any award or any claim for damages for any of the Leasehold Premises taken or damaged under the power of eminent domain or by condemnation. Mortgagee may elect to apply the proceeds of the award upon or in reduction of the Indebtedness, whether due or not, in accordance with the terms of the Notes, or to make said proceeds available for restoration or rebuilding of the Leasehold Premises. In the event that Mortgagee elects, in Mortgagee’s sole and absolute discretion, to make said proceeds available to reimburse Mortgagor for the cost of the rebuilding or restoration of the Improvements, such proceeds shall be made available in the manner and under the conditions that Mortgagee may require. In any event, the Improvements shall be restored or rebuilt in accordance with plans and specifications to be submitted to and approved by Mortgagee prior to commencement of any building or restoration. If the proceeds are made available by Mortgagee to reimburse Mortgagor for the cost of said rebuilding or restoration, any surplus which may remain out of said award after payment of such cost of rebuilding or restoration shall at the option of Mortgagee be applied on account of the Indebtedness or be paid to any party entitled thereto. Interest shall be allowed to Mortgagor on the proceeds of any award held by Mortgagee.

21.       Release Upon Payment and Discharge of Mortgagor’s Obligations. Mortgagee shall release this Mortgage and the lien thereof by proper instrument upon payment, performance, and discharge of all Indebtedness (including any prepayment premium provided for herein or in the Notes) and obligations secured hereby.

22.       Giving of Notice. (a) All notices, demands, requests, and other communications desired or required to be given hereunder (hereinafter collectively referred to as the “Notices”), shall be in writing and shall be given by: (i) hand delivery to the address for Notices; (ii) delivery by overnight courier service to the address for Notices; or (iii) sending the same by United States mail, postage prepaid, certified mail, return receipt requested, addressed to the address for Notices.

(b)       All Notices shall be deemed given and effective upon the earlier to occur of: (i) the hand delivery of such Notice to the address for Notices; (ii) one business day after the deposit of such Notice with an overnight courier service by the time deadline for next day delivery addressed to the address for Notices; or (iii) three business days after depositing the Notice in the United States mail as set forth in clause (a)(iii) above. All Notices shall be addressed to the following addresses:

Mortgagor:	330 N. Wabash Avenue, L.L.C.
c/o Prime Group Realty Trust
77 West Wacker Drive
Suite 3900
Chicago, Illinois 60601
Attn.:	Mr. Jeffrey A. Patterson
President and Chief Executive Officer

With a copy to:	Prime Group Realty Trust
77 West Wacker Drive
Suite 3900
Chicago, Illinois 60601
Attn.: James F. Hoffman, Esq.

and

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Jones Day
77 West Wacker Drive, 35th Floor
Chicago, Illinois 60601
Attn.: Stephen E. Hall, Esq.

Mortgagee:	General Electric Capital Corporation, as Collateral Agent
c/o GE Real Estate
500 W. Monroe Street
Chicago, Illinois 60661
Attention: Asset Management

and

GE Real Estate – Legal
901 Main Avenue
Norwalk, Connecticut 06851
Attention: Paul Mundinger, Esq.

With a copy to:	Reed Smith LLP
1650 Market Street, Suite 2500

Philadelphia, Pennsylvania 19103

Attention: Stephen M. Lyons III, Esq.

and

ING USA Annuity and Life Insurance Company
c/o ING Investment Management LLC
5780 Powers Ferry Road, NW, Suite 300
Atlanta, Georgia, 30327-4349
Attention: Mortgage Loan Servicing Department

or to such other persons or at such other place as any party hereto may by Notice designate as a place for service of Notice. Provided, that the “copy to” Notice to be given as set forth above is a courtesy copy only; and a Notice given to such person is not sufficient to effect giving a Notice to the principal party, nor does a failure to give such a courtesy copy of a Notice constitute a failure to give Notice to the principal party.

23.       Waiver of Defense. No action for the enforcement of the lien or of any provision hereof shall be subject to any defense which would not be good and available to the party interposing same in an action at law or in equity upon the Notes hereby secured.

24.       Waiver of Statutory Rights. Mortgagor shall not, and will not, apply for or avail itself of any homestead, appraisement, valuation, stay, extension or exemption laws, or any so-called “Moratorium Laws”, now existing or hereafter enacted, in order to prevent or hinder the enforcement or foreclosure of this Mortgage, but to the extent lawfully allowed hereby waives the benefit of such laws. Mortgagor, for itself and all who may claim through or under it, waives any and all right to have the property and estates comprising the Leasehold Premises marshaled upon any foreclosure of the lien hereof and agrees that any court having jurisdiction to foreclose such lien may order the Leasehold

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Premises sold as an entirety. To the extent permitted by law, Mortgagor does hereby expressly waive any and all rights of redemption from sale under any order or decree of foreclosure of this Mortgage on behalf of Mortgagor, the trust estate and all persons beneficially interested therein and each and every person, acquiring any interest in or title to the Leasehold Premises subsequent to the date of this Mortgage. Such waiver is intended to be made in accordance with the provisions to 735 ILCS 5/15 1601 et seq. of the Mortgage Foreclosure Act, and to the greatest extent permitted by applicable law, is to be deemed to be a waiver of any and all rights of reinstatement and redemption (including, without limitation, all rights of reinstatement provided for in 735 ILCS 5/15 1602 or redemption from sale provided for in 735 ILCS 5/15 1603).

25.       Furnishing of Financial Statements to Mortgagee. (a) Mortgagor covenants and agrees that it will keep and maintain books and records of account, or cause books and records of account to be kept and maintained in which full, true and correct entries shall be made of all dealings and transactions relative to the Leasehold Premises, which books and records of account shall, at reasonable times during business hours and on reasonable notice, be open to inspection by Mortgagee and Mortgagee’s accountants and other duly authorized representatives. Such books of record and account shall be kept and maintained either:

(i)         In accordance with generally accepted accounting principles consistently applied; or

(ii)        In accordance with a cash basis, accrual basis, or other commercially accepted comprehensive basis of accounting for real estate consistently applied; provided, however, in the event Mortgagor chooses the accrual basis of accounting, Mortgagor shall provide Mortgagee with a reconciliation to a cash basis of accounting on a monthly basis.

(b)       Mortgagor covenants and agrees to furnish, or cause to be furnished to Mortgagee, prior to the occurrence of an Event of Default, on an annual basis, within ninety-one (91) days following the end of each fiscal year of Mortgagor, unaudited annual financial reports, including balance sheets, a statement of income and expenses, cash flow statements, and supporting schedules covering the operation of the Leasehold Premises and Mortgagor for the previous fiscal year and a current rent roll of the Leasehold Premises. Each report or statement shall be certified as complete, correct and accurate by Mortgagor.

(c)        Mortgagor covenants and agrees to furnish, or cause to be furnished to Mortgagee, at all times after the occurrence of an Event of Default, on an annual basis, within ninety-one (91) days following the end of each fiscal year of Mortgagor, audited annual financial reports, including balance sheets, a statement of income and expenses, cash flow statements, and supporting schedules covering the operation of the Leasehold Premises and Mortgagor for the previous fiscal year and a current rent roll of the Leasehold Premises. Mortgagor shall simultaneously deliver to Mortgagee a financial statement of Mortgagor, prepared in accordance with the accounting requirements set forth above, certified by Mortgagor. Each report or statement shall be certified as complete, correct and accurate by Mortgagor. Such financial statements shall be accompanied by an opinion of an independent certified public accountant reasonably acceptable to Mortgagee, in its reasonable discretion, which opinion shall be signed by such independent certified public accountant. The opinion of such accountants shall be free of exceptions or qualifications not acceptable to Mortgagee, in its reasonable discretion, and in any event shall be free of any exception or qualification which is of “going concern” or like nature or which relates to a more limited scope of examination. Such opinion shall in any event contain a written statement of such

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accountants substantially to the effect that (i) such accountants examined the financial statements in accordance with generally accepted auditing standards and accordingly made such tests of accounting records and such other auditing procedures as such accountants considered necessary under the circumstances and (ii) in the opinion of such accountants such financial statements present fairly the financial position of Mortgagor as of the end of such fiscal year, and the results of Mortgagor’s operations and cash flows for such fiscal year, in conformity with generally accepted accounting principles applied on a basis consistent with that of the preceding fiscal year.

(d)        Mortgagor covenants and agrees to furnish, or cause to be furnished to Mortgagee, as soon as available, but in any event within forty-five (45) days after the close of each of the first, second and third fiscal quarters of each fiscal year of Mortgagor, “unaudited” management prepared statements of income and cash flows for Mortgagor for such fiscal quarter and for the period from the beginning of such fiscal year to the end of such fiscal quarter, and an “unaudited” balance sheet of Mortgagor as of the close of such fiscal quarter, all in reasonable detail, setting forth in comparative form the corresponding figures for the corresponding dates and periods during the preceding fiscal year. Each report or statement shall be certified as complete, correct and accurate by Mortgagor as presenting fairly the financial position of the Mortgagor as of the end of such dates and fiscal periods and the results of its operations and cash flows for such fiscal periods, in conformity with either of the two accounting principles described in Paragraph 25(a) above.

(e)         Mortgagor covenants and agrees to furnish, or cause to be furnished to Mortgagee, as soon as available, but in any event within twenty-five (25) days after the close of each month of each fiscal year of Mortgagor, “unaudited” management prepared statements of income and cash flows for Mortgagor for such prior month, and an “unaudited” balance sheet of Mortgagor as of the close of such prior month. Each report or statement shall be certified as complete, correct and accurate by Mortgagor as presenting fairly the financial position of the Mortgagor as of the end of such dates and fiscal periods and the results of its operations and cash flows for such fiscal periods, in conformity with either of the two accounting principles described in Paragraph 25(a) above.

(f)         Mortgagor covenants and agrees to furnish, or cause to be furnished to Mortgagee, certified true and correct copies of the most recent Federal income tax return (together with all exhibits and schedules attached thereto), with respect to Mortgagor, as soon as available, but not later than fifteen (15) days from the date of filing of such tax returns with the Internal Revenue Service. Mortgagor shall notify Mortgagee immediately upon filing any requests for an extension of time in which to file any of said Federal tax returns with the Internal Revenue Service and/or the appropriate state taxing authority and shall send Mortgagee copies of any such extensions of time within fifteen (15) days of filing.

(g)       If Mortgagor omits to deliver as required any report or statement required by this Paragraph 25, and said omission is not cured by Mortgagor within thirty (30) days after written notice of such omission has been given by Mortgagee to Mortgagor, Mortgagee may elect, in addition to exercising any remedy for an Event of Default as provided for in this Mortgage, to make an audit of all books and records of Mortgagor including its bank accounts which in any way pertain to the Leasehold Premises and to prepare the statement or statements which Mortgagor failed to procure and deliver. Such audit shall be made and such statement or statements shall be prepared by an independent certified public accountant to be selected by Mortgagee. Mortgagor shall pay all reasonable expenses of the audit and other services, which expenses shall be secured hereby as additional Indebtedness and shall be immediately due and payable with interest thereon at the Default Rate of interest as set forth in the Notes and shall be secured by this Mortgage.

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26.       Filing and Recording Fees. Mortgagor will pay all filing, registration or recording fees and all reasonable expenses incident to the execution and acknowledgment of this Mortgage and all federal, state, county and municipal taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of said Notes and this Mortgage.

27.       Business Purpose. Mortgagor represents, covenants and agrees that all of the proceeds of the Notes secured by this Mortgage will be used solely for business purposes and in furtherance of the regular business affairs of Mortgagor.

28.       Exculpatory. The liability of Mortgagor personally to pay the Notes or any interest that may accrue thereon, or any Indebtedness or obligation accruing or arising hereunder is limited to the extent set forth in the Notes.

29.	Security Agreement.

(a)         Mortgagor and Mortgagee agree that this Mortgage shall constitute a security agreement within the meaning of the UCC with respect to (i) insurance proceeds or condemnation proceeds, (ii) ground rent escrows, (iii) real estate tax escrows, (iv) insurance premium escrows, and (v) tenant improvement, leasing commission, and capital expenditure reserve escrows (hereinafter collectively referred to as the “Deposits”) and with respect to any personal property and fixtures included in the definition herein of the word “Leasehold Premises”, which property may not be deemed to form a part of the real estate described in Exhibit “A” or may not constitute a “fixture” within the meaning of the UCC, and all replacements of such property, substitutions and additions thereto and the proceeds thereof, all such property being sometimes hereinafter collectively referred to as the “Collateral”, and that a security interest in and to the Collateral and the Deposits is hereby granted to Mortgagee and the Deposits and all of Mortgagor’s right, title and interest therein are hereby assigned to Mortgagee, all to secure payment of the Indebtedness and to secure performance by Mortgagor of the terms, covenants and provisions hereof. Upon the occurrence and during the continuance of an Event of Default under this Mortgage, Mortgagee, pursuant to the appropriate provisions of the UCC, shall have the option of proceeding with respect to the Collateral in accordance with its rights and remedies with respect to the real property, in which event the default provisions of the UCC shall not apply. The parties agree that, in the event Mortgagee shall elect to proceed with respect to the Collateral separately from the real property, ten (10) days’ notice of the sale of the Collateral shall be reasonable notice. The reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by Mortgagee shall include, but not be limited to, reasonable attorneys’ fees and legal expenses incurred by Mortgagee. Mortgagor agrees that, without the written consent of Mortgagee, Mortgagor will not sell, dispose of, or grant a security interest or other encumbrance in any portion of the Collateral or execute any financing statement covering any portion of the Collateral in favor of any person other than Mortgagee. Mortgagor may, however, sell or otherwise dispose of Collateral in the event of obsolescence or otherwise in the ordinary course of business if Mortgagor promptly replaces such Collateral sold (in the event such Collateral is necessary, required, or reasonably desirable for the continued operation, use, and enjoyment of the Leasehold Premises) with substitute Collateral of substantially similar quality and utility and of equal or greater value, and in such a manner so that said Collateral shall be subject to the security interest created hereby, and so that the security interest of Mortgagee shall be first in priority, it being expressly understood and agreed that all replacements of the Collateral and any additions to the Collateral shall be and become immediately subject to the security interest of this Mortgage and covered hereby. Mortgagor shall, from time to time, on request of Mortgagee, deliver to Mortgagee an inventory of the Collateral in reasonable

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detail. Mortgagor covenants and represents that all Collateral, and all replacements thereof, substitutions therefor or additions thereto, unless Mortgagee otherwise consents, now are and will be free and clear of liens (other than the lien of taxes not yet due or payable), encumbrances or security interests of others, other than “Permitted Liens” (as such term is defined in that certain Security Agreement dated of even date herewith, executed by Mortgagor in favor of Mortgagee, for the benefit of the Lenders) and liens in favor of Mortgagee, for the benefit of the Lenders. Mortgagor shall, upon demand execute and deliver to Mortgagee such documents in form satisfactory to Mortgagee, and will do all such acts and things as Mortgagee may at anytime, or from time to time, reasonably request or as may be necessary or appropriate to establish and maintain a first perfected security interest in the Deposits and Collateral, subject to no liens (other than the lien of taxes not yet due or payable), encumbrances, or security interests of others, except as expressly approved by Mortgagee in writing or as otherwise may be expressly permitted by the terms of the Loan Documents.

This Mortgage also constitutes a financing statement for the purpose of the UCC and shall constitute a “fixture filing” under such statutes and shall be filed in the real estate records of Cook County, Illinois. For such purpose the name and address of the debtor and the secured party are as set forth below:

Name of Debtor:	330 N. Wabash Avenue, L.L.C.

Debtor’s Mailing Address:	330 N. Wabash Avenue, L.L.C.
c/o Prime Group Realty Trust
77 West Wacker Drive
Suite 3900
Chicago, Illinois 60601
Attn.: James F. Hoffman, Esq.

Debtor’s Taxpayer

Identification Number:	36-4243298

Address of Property:	330 N. Wabash Avenue
Chicago, Illinois

Name of Secured Party:	General Electric Capital Corporation, as collateral agent for Lenders

Address of

Secured Party:	General Electric Capital Corporation
c/o GE Real Estate
500 W. Monroe Street
Chicago, Illinois 60661

Attention: Asset Management

This financing statement covers the Collateral. Some of the items or types of property comprising the Collateral are or are to become fixtures on the real property described in this Mortgage.

(b)         Mortgagor hereby authorizes Mortgagee, its counsel or its representative, at any time and from time to time, to file financing statements and amendments that describe the Collateral

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covered by such financing statements in such jurisdictions as Mortgagee may deem necessary or reasonably desirable in order to perfect the security interest granted by Mortgagor under this security agreement.

30.       Due on Sale or Further Encumbrance. (a) If, without Mortgagee’s prior express written consent and except for “Permitted Transfers” (as such term is defined below), (i) the Leasehold Premises or any part thereof or any interest in the Leasehold Premises or Mortgagor is sold, conveyed, or assigned; (ii) title to the Leasehold Premises or any interest therein is divested; (iii) the Leasehold Premises or any ownership interest in Mortgagor is further encumbered or pledged; (iv) any lease which gives the lessee any option to purchase the Leasehold Premises or any part thereof is entered into, or (v) the ownership of any of the direct or indirect ownership interests in and to Mortgagor or any direct or indirect owner of Mortgagor is sold or conveyed, Mortgagee shall, at its sole discretion, be entitled to accelerate the Indebtedness and declare the then unpaid principal balance and all accrued interest and other sums due and payable under the Notes due and payable and exercise all remedies available to Mortgagee under the Loan Documents. Mortgagor understands that the present ownership of the Leasehold Premises and Improvements will be a material inducement to Mortgagee in the making of the Loans secured by this Mortgage. Any consent by Mortgagee to a change in ownership or to a change in the composition of Mortgagor, other than a Permitted Transfer but expressly including, without limitation, the reduction in the ownership of the common limited partnership units in and to Prime Group Realty, L.P., a Delaware limited partnership (hereinafter referred to as the “Partnership”) by The Lightstone Group LLC, a New Jersey limited liability company (hereinafter referred to as “Lightstone”), directly or indirectly, to less than fifty-one percent (51%), may be conditioned upon payment of a transfer fee equal to one percent (1%) of the then outstanding Indebtedness for processing such request for consent, upon an increase in the rate of interest on the unpaid balance of the Indebtedness to a then-current market rate, and/or other terms and conditions as Mortgagee may impose in its sole discretion. Notwithstanding anything contained in this Paragraph 30 to the contrary, Mortgagor shall not permit Lightstone to hold, directly or indirectly, less than seventy-eight percent (78%) of the common limited partnership units in and to the Partnership without the prior express written consent of Mortgagee, such consent (1) not to be unreasonably withheld and (2) provided that Lightstone continues to hold, directly or indirectly, at least fifty-one percent (51%) of the common limited partnership units in and to the Partnership, such consent not to be conditioned upon the payment of a fee.

For the purposes of this Mortgage, the defined term “Permitted Transfers” shall mean the transfer of ownership interests, whether direct or indirect, in Mortgagor provided that the following conditions shall be and remain satisfied after giving effect to any such transfer: (1) the Partnership shall hold, directly or indirectly, ninety-nine and one-half percent (99.5%) of the equity ownership interests in and to Mortgagor, (2) Lightstone directly shall possess the power to direct the management and policies of Prime Group Realty Trust, a Maryland real estate investment trust (hereinafter referred to as the “Trust”), whether through the ownership of the common shares of the Trust or otherwise, (3) Lightstone shall hold, directly or indirectly, at least seventy-eight percent (78%) of the common limited partnership units in and to the Partnership, (4) the Trust shall be the sole general partner of the Partnership, and (5) Mortgagor shall be in compliance with all of the terms, conditions, and provisions of any “special purpose entity” provisions of the Loan Documents, including, without limitation, the provisions of Paragraph 28 of the Notes.

(b)       Notwithstanding the foregoing subparagraph (a) to the contrary, Mortgagee will permit one transfer of the Leasehold Premises or all of the ownership interests in Mortgagor, provided that:

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(i)         The following requirements are satisfied with respect to Loan A: (1) no Event of Default has occurred and is continuing at the time of such transfer; (2) the transferee has a financial and credit standing and management expertise acceptable to Lender A (in its sole and absolute discretion) as equal to or greater than that of Mortgagor at the time the Loans were approved; (3) assumption documents in form and substance satisfactory to Lender A in its reasonable discretion are executed by the transferee; (4) Mortgagee receives, on behalf of Lender A, a transfer fee equal to one percent (1%) of the then outstanding indebtedness under Loan A, and Mortgagor reimburses Lender A its pro-rata portion of all reasonable fees and expenses associated with the transfer including reasonable attorney fees; (5) Mortgagee receives an endorsement to the title insurance policy insuring this Mortgage, in form and substance acceptable to Mortgagee, in its reasonable discretion; and (6) at Lender A’s option, Lender A receives opinions of Mortgagor’s legal counsel, and Mortgagor and transferee organizational and authorization documents, in form and substance acceptable to Lender A and Mortgagee, in their reasonable discretion; and

(ii)        The following requirements of are satisfied with respect to Loan B: (1) the proposed transferee, property manager, and indemnitor for non-recourse carve-outs are acceptable to the “Majority Lenders” (as such term is defined in the Loan Agreement (hereinafter referred to as the “Majority B Lenders”) in their sole and absolute discretion; (2) no Event of Default has occurred and is continuing at the time of such transfer; (3) Mortgagee receives, on behalf of Lender B, an assumption fee equal to one percent (1%) multiplied by the sum of (x) the then outstanding indebtedness under Loan B plus (y) any as yet unfunded portion of the Loan B; (4) Mortgagee receives an endorsement to the title insurance policy insuring this Mortgage, in form and substance acceptable to Mortgagee, in its reasonable discretion; (5) there is, at the time of such transfer, not less than twelve (12) months until the final maturity of Loan B; (6) Mortgagor has achieved a minimum “Cash on Cash Yield” (as such term is hereinafter defined) of at least eight and one-half percent (8.5%), as determined by Mortgagee, in its sole discretion; (7) Mortgagor has achieved a minimum “Debt Service Coverage Ratio” (as such term is hereinafter defined ) of at least 1.10 –to– 1.00; (8) Mortgagor shall have paid all of Mortgagee’s and Lender B’s reasonable costs and expenses in connection with said transfer; (9) assumption documents in form and substance satisfactory to the Majority B Lenders, in their reasonable discretion, are executed by the transferee and the new indemnitor/guarantor; and (10) at the Majority B Lenders’ option, Lender B receives opinions of Mortgagor’s legal counsel, and Mortgagor and transferee organizational and authorization documents, in form and substance acceptable to the Majority B Lenders, in their reasonable discretion.

(iii)       For purposes of Paragraph 30(b)(ii), the following defined terms shall have the following meanings:

(1)         “Cash on Cash Yield” shall mean, as of any date of determination, (A) Lender Verified NOI for the applicable period divided by (B) the sum of (x) the outstanding balance of the Loans as of such date of determination plus (y) any unfunded portion of the Loans as of such date of determination that may be advanced without satisfying performance hurdles.

(2)         “Debt Service Coverage Ratio” shall mean (A) Lender Verified NOI divided by (B) the annualized debt service on the Loans calculated at the interest rate in effect at the time of the calculation; provided that in each case such annualized debt service shall be reduced by amounts that would be payable (based on the then current interest rate payable on each Loan) to Mortgagor under any interest rate cap agreement entered into by Mortgagor pursuant to the terms of the Loan Agreement, provided in each case (x) such agreement and the counterparty thereto comply with the requirements of

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Section 5.1 of the Loan Agreement and (y) the benefits of such agreement are pledged to Collateral Agent (on behalf of the Lender B), pursuant to an Interest Rate Cap Security Agreement, as further security for the Loan B.

(3)         “Lender Verified NOI” shall mean (A) in-place net operating income with respect to the Leasehold Premises and the “Premises” (as such term is defined in the “Fee Mortgage”, described hereinbelow) based on the most recent twelve (12) month period, representing revenue from existing tenants that are in occupancy of their space and are current on their rental obligations (excluding month-to-month tenants, tenants that have filed for bankruptcy protection, tenants currently in free rent periods (only to the extent of such free rent period and not with respect to revenue to be derived from the remaining portion of said twelve (12) month period), tenants with leases expiring (x) with respect to leases of 30,000 square feet or more, within six (6) months and (y) for leases of less than 30,000 square feet, three (3) months, any portion of any tenant’s rent that is above market (other than with respect to the current lease with Jenner & Block, LLC), and non-recurring income) minus (B) operating expenses based on the most recent twelve (12) month period, adjusted for inflation, tax increases (based on projected revisions to the assessed value), the sale of floors 2 through 13 of the office tower located on the “Premises” (as such term is defined in the “Fee Mortgage”, described hereinbelow) that is occurring as of the date hereof, and other items revealed in Mortgagee’s underwriting. The Lender Verified NOI will be adjusted to reflect the following: (x) occupancy based on the lower of actual or current market, subject to a maximum of eighty-nine percent (89%); (y) management fees at the greater of actual or four percent (4%) of effective gross income; and (z) a capital reserve added to the expenses equal to the greater of $0.20 per square foot or such higher amount as may be determined by Mortgagee. Mortgagor hereby covenants and agrees to provide Mortgagee with such financial and other information as Mortgagee may reasonably request in order for Mortgagee to calculate and determine Lender Verified NOI for purposes of ascertaining whether Mortgagor has satisfied the requirements of this Mortgage.

(iv)       The following requirement of Lender A and Lender B is satisfied: in connection with the transfer of the Leasehold Premises, Mortgagor shall simultaneously transfer to the same transferee its fee interest in and to that certain real property described in that certain Mortgage, Assignment of Leases, Security Agreement and Fixture Filing dated of even date herewith executed by Mortgagor in favor of Mortgagee (hereinafter, as it may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented, referred to as the “Fee Mortgage”) in accordance with the terms, conditions, and provisions of Paragraph 30 of the Fee Mortgage.

(v)        The rights granted to Mortgagor in subparagraphs (b)(i), (ii) and (iv) above are personal to Mortgagor, shall be extinguished after the exercise thereof, and shall not inure to the benefit of any subsequent transferee. Such transfer and assumption will not, however, release Mortgagor or any guarantors from any liability to Mortgagee without the prior express written consent of Mortgagee, which consent may be given or withheld in Mortgagee’s sole and absolute discretion, but if given, may be conditioned upon, without limitation, the execution of guaranties from principals of the transferee as Mortgagee deems necessary, execution by the principals of the transferee of Mortgagee’s standard form of environmental indemnification agreement, and such other requirements as Mortgagee may in its sole and absolute discretion deem appropriate. Any such documents required to be executed by the transferee or any principals thereof shall fall constitute “Loan Documents”.

31.	Intentionally Omitted.

32.	Captions. The captions or headings preceding the text of the paragraphs or

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subparagraphs of this Mortgage are inserted only for convenience of reference and shall not constitute a part of this Mortgage, nor shall they in any way affect its meaning, construction or effect.

33.       No Waiver; Modifications in Writing. No failure or delay on the part of Mortgagee in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any party at law or in equity or otherwise. No amendment, modification, supplement, termination or waiver of or to any provision of this Mortgage, nor consent to any departure therefrom, shall be effective unless the same shall be in writing and signed by or on behalf of the party to be charged with the enforcement thereof. Any amendment, modification or supplement of or to any provision of this Mortgage, any waiver of any provision of this Mortgage, and any consent to any departure from the terms of any provision of this Mortgage, shall be effective only in the specific instance and for the specific purpose for which made or given.

34.       Relationship. Mortgagee is only a collateral agent on behalf of Lenders under the Loan Documents, and nothing contained in this Mortgage or the other Loan Documents and no action taken by the parties pursuant hereto shall be deemed to constitute Mortgagee (or any Lender) and any other of the parties to any of the Loan Documents a partnership, an association, a joint venture or other entity, nor constitute Mortgagee (or any Lender) as a fiduciary for any of the parties.

35.       Governing Law. This Mortgage shall be governed by the laws (excluding conflicts of laws rules) of the State of Illinois.

36.       Time of Essence. Time is of the essence in the performance by the parties of this Mortgage.

37.       Construction. Mortgagor has been represented by its own counsel in this transaction, and this Mortgage shall not be construed more strongly against any party regardless of who was more responsible for its preparation.

38.       Gender; Number; Terms. Words and phrases herein shall be construed as in the singular or plural number and as masculine, feminine or neuter gender, according to the context. The use of the words “herein,” “hereof,” “hereunder” and other similar compounds of the word “here” shall refer to this entire Mortgage and not to any particular section, paragraph or provision. The terms “Person” and “person” and words importing persons as used in this Mortgage shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations, limited liability companies, and other legal entities, including public or governmental bodies, agencies or instrumentalities, as well as natural persons.

39.       Integration. This Mortgage, together with the other Loan Documents and the certain Environmental Indemnification Agreement executed by Mortgagor, constitute the entire agreement between the parties hereto pertaining to the subject matters hereof and thereof and supersede all negotiations, preliminary agreements and all prior or contemporaneous discussions and understandings of the parties hereto in connection with the subject matters hereof and thereof.

40.       General Indemnification. (a) Mortgagor shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all

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“Losses” (as such term is defined below) imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following: (i) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Leasehold Premises or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (ii) any use, nonuse or condition in, on or about the Leasehold Premises or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (iii) performance of any labor or services or the furnishing of any materials or other property in respect of the Leasehold Premises or any part thereof; (iv) any failure of the Leasehold Premises to be in compliance with any applicable laws; (v) any and all claims, demands or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; or (vi) the payment of any commission, charge or brokerage fee to anyone which may be payable in connection with the funding of the Loans. Any amounts payable to Mortgagee or any other Indemnified Party by reason of the application of this Paragraph 40 shall become immediately due and payable and shall bear interest at the highest Default Rate of interest set forth in the Notes from the date loss or damage is sustained by Mortgagee or such other Indemnified Party until paid. The term “Losses” shall mean any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, fines, penalties, charges, fees, judgments, awards, amounts paid in settlement of whatever kind or nature (including but not limited to attorneys’ fees and other costs of defense) (whether direct, indirect or consequential, and whether resulting from the simple negligence of any of the Indemnified Parties). The term “Indemnified Parties” shall mean (1) Mortgagee, (2) Lenders, including any future owner or holder of any of the Notes, (3) any servicer or prior servicer of the Loans, (4) any participant or any prior participant in any portion of the Loans, (5) any trustees, custodians or other fiduciaries who hold or who have held a full or partial interest in the Loans for the benefit of any participant or other third party, (6) any receiver or other fiduciary appointed in a foreclosure or other collection proceeding, (7) any officers, directors, shareholders, partners, members, employees, agents, servants, representatives, contractors, subcontractors, affiliates or subsidiaries of any and all of the foregoing, and (8) the heirs, legal representatives, successors and assigns of any and all of the foregoing (including, without limitation, any successors by merger, consolidation or acquisition of all or a substantial portion of the Indemnified Parties’ assets and business), in all cases accruing during the term of the Loans.

(b)       Upon written request by any Indemnified Party, Mortgagor shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, any Indemnified Parties may, in their sole discretion, engage their own attorneys and other professionals to defend or assist them, and, at the option of the Indemnified Parties, their attorneys shall control the resolution of any claim or proceeding. Upon demand, Mortgagor shall pay or, in the sole discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

(c)        Mortgagor shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Mortgage, the Notes or any of the other Loan Documents.

41.       Future Advances. This Mortgage secures, and the Indebtedness includes, to the extent permitted by law, all advances made by Mortgagee and/or Lenders with respect to the Leasehold Premises for the payment of impositions, maintenance charges, insurance premiums or costs incurred for the

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protection of the Leasehold Premises or the lien of this Mortgage. The Indebtedness secured by this Mortgage further includes, without limitation, future advances under the Notes, the Loan Agreement, and the other Loan Documents, and shall secure not only the initial such advance, but also subsequent advances, protective advances, and any other advances whether obligatory or to be made at the option of Mortgagee, to the same extent as if all such advances were made at the time of execution of this Mortgage and although there may be no outstanding Indebtedness at the time any such advance is made.

42.       Prohibited Person Compliance. Mortgagor represents, warrants, and covenants that neither Mortgagor, its sole member, nor any person or entity owning a direct or indirect interest in Mortgagor or its sole member is a person or entity whose name appears on the United States Treasury Department’s Office of Foreign Assets Control (hereinafter referred to as “OFAC”) most current list of “Specifically Designated National Blocked Persons” (hereinafter referred to as a “Prohibited Person”). In addition, Mortgagor covenants and agrees that neither Mortgagor nor its sole member will knowingly engage in any business, transaction, or dealings with a Prohibited Person in violation of applicable laws, including, without limitation, the making or receiving of any contribution of funds, goods, or services, to or for the benefit of a Prohibited Person in violation of applicable laws.

43.       Waivers and Agreements Regarding Remedies. To the full extent Mortgagor may do so, Mortgagor hereby waives and relinquishes the following:

(a)         Marshaling, Etc. All rights to a marshaling of the assets of Mortgagor, including the Leasehold Premises, or to a sale in inverse order of alienation in the event of foreclosure, and agrees not to assert any right under any law pertaining to the marshaling of assets, the sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or other matters whatsoever to defeat, reduce or affect the right of Mortgagee or any Lender under the terms of the Loan Documents to a sale of the Leasehold Premises for the collection of the Indebtedness without any prior or different resort for collection, or the right of Mortgagee or any Lender to the payment of the Indebtedness out of the proceeds of sale of the Leasehold Premises in preference to every other claimant whatsoever.

(b)       Rights and Remedies of Sureties. Any and all rights and remedies that Mortgagor may have or be able to assert by reason of the provisions of any laws pertaining to the rights and remedies of sureties.

44.	Miscellaneous.

(a)        This Mortgage and all provisions hereof shall extend to and be binding upon Mortgagor and its heirs, successors, grantees and assigns, any subsequent owner or owners of the Leasehold Premises and all persons claiming under or through Mortgagor (but this clause shall not be construed as constituting the consent by Mortgagee to the transfer of any interest in the Leasehold Premises), and the word “Mortgagor” when used herein shall include any such person and all persons liable for the payment of the Indebtedness or any part thereof, whether or not such persons shall have executed the Notes or this Mortgage. The word “Mortgagee”, when used herein, shall include the successors and assigns of Mortgagee, including, without limitation, any successor collateral agent for Lenders. In addition, in the event Mortgagor is a land trust or similar entity, the term “Mortgagor” as used herein shall include the beneficiary or beneficiaries of such land trust or similar entity.

(b)       In the event one or more of the provisions contained in this Mortgage or the Notes secured hereby, or in any other security documents given to secure the payment of the Notes secured

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hereby, shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall, at the option of Mortgagee, not affect any other provision of this Mortgage, and this Mortgage shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

(c)        Mortgagor will, from time to time, upon ten (10) business days’ prior written request from Mortgagee, make, execute, acknowledge and deliver to Mortgagee such supplemental mortgages, certificates and other documents as may be necessary for better assuring and confirming unto Mortgagee any of the Leasehold Premises, or for more particularly identifying and describing the Leasehold Premises, or to preserve or protect the priority of this Mortgage lien, and generally do and perform such other acts and things and execute and deliver such other instruments and documents as may reasonably be deemed necessary or advisable by Mortgagee to carry out the intentions of this Mortgage.

(d)        Mortgagor shall not by act or omission permit any building or other improvement on any premises not subject to the lien of this Mortgage to rely on the Leasehold Premises or any part thereof or any interest therein to fulfill any municipal or governmental requirement. Mortgagor hereby represents and warrants to Mortgagee and the Lenders that a change in ownership of the real property described in the Fee Mortgage will not, by itself, cause a violation of any municipal or governmental requirement, whether with respect to zoning, parking, or otherwise, applicable to the Leasehold Premises. Mortgagor hereby assigns to Mortgagee any and all rights to give consent for all or any portion of the Leasehold Premises or any interest therein to be so used. Similarly, no building or other Improvement on the Leasehold Premises shall rely on any premises not subject to the lien of this Mortgage or any interest therein to fulfill any governmental or municipal requirement. Any act or omission by Mortgagor which would result in a violation of any of the provisions of this paragraph shall be void.

(e)        Mortgagor will, from time to time, upon ten (10) business days’ prior written request by Mortgagee, execute, acknowledge and deliver to Mortgagee, an estoppel certificate stating that this Mortgage is unmodified and in full force and effect (or, if there have been modifications, that this Mortgage is in full force and effect as modified and setting forth such modifications) and stating the principal amount secured hereby and the interest accrued to date on such principal amount. The estoppel certificate from Mortgagor shall also state to the best knowledge of Mortgagor whether any offsets or defenses to the Indebtedness exist and if so shall identify them.

(f)        Each Note secured hereby includes provisions for the assessment of a Late Charge, as defined therein. Said Late Charge shall be secured hereby as Indebtedness, as that term is used herein.

(g)       Mortgagee shall have the right and option to exercise power of sale or to commence a civil action to foreclose this Mortgage and to obtain a decree of foreclosure. The failure to join any tenant or tenants as party defendant or defendants in any such civil action or the failure of any decree of foreclosure and sale to foreclose their rights shall not be asserted by Mortgagor as a defense in any civil action instituted to collect the Indebtedness, or any part thereof, or any deficiency remaining unpaid after foreclosure and sale of the Leasehold Premises, any statute or rule of law at any time existing to the contrary notwithstanding.

(h)       At the option of Mortgagee, this Mortgage shall become, subject and subordinate, in whole or in part (but not with respect to priority of entitlement to insurance proceeds or any award in condemnation) to any one or more, or to all, Leases upon the execution by Mortgagee and recording or registration thereof, at any time hereafter, in the Office of the Recorder in and for the county wherein the

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Leasehold Premises are situated, or such other office as determined by Mortgagee, of a unilateral declaration to that effect.

(i)        In the event that maturity of the Indebtedness is accelerated by Mortgagee because of the occurrence of an Event of Default hereunder and a tender of payment is made by or on behalf of Mortgagor in the amount necessary to satisfy the Indebtedness at any time prior to judicial confirmation or other conclusion if confirmation is not required, of a foreclosure sale or sale under a power of sale, then such tender shall constitute a prepayment under the Notes and shall, to the extent specified in each respective Note, require payment of the prepayment premium provided for in each Note.

(j)        All agreements between Mortgagor and Mortgagee and/or Lenders (including, without limitation, those contained in this Mortgage and the Notes) are expressly limited so that in no event whatsoever shall the amount paid or agreed to be paid to Mortgagee and/or Lenders exceed the highest lawful rate of interest permissible under the laws of the State of Illinois. If, from any circumstances whatsoever, fulfillment of any provision hereof or the Notes or any other documents securing the Indebtedness at the time performance of such provision shall be due, shall involve the payment of interest exceeding the highest rate of interest permitted by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the highest lawful rate of interest permissible under the laws of the State of Illinois and if for any reason whatsoever Mortgagee or any Lender shall ever receive as interest an amount which would be deemed unlawful, such interest shall be applied to the payment of the last maturing installment or installments of the principal Indebtedness (whether or not then due and payable) and not to the payment of interest.

(k)       Mortgagor covenants and agrees that it shall constitute an Event of Default hereunder if any of the proceeds of the Loans will be used, or were used, as the case may be, for the purpose (whether immediate, incidental or ultimate) of “purchasing” or “carrying” any “margin security” as such terms are defined in Regulation G of the Board of Governors of the Federal Reserve System (12 CFR Part 207) or for the purpose of reducing or retiring any indebtedness which was originally incurred for any such purpose.

(l)        Mortgagor shall give the Mortgagee prior written notice before entering into any contract or permitting any tenant or other person to enter into a contract with any contractor or subcontractor (each as defined in the Illinois Mechanics Lien Act, 770 ILCS 60/0 et seq.) for improvements upon the Leasehold Premises. Each such contract shall be subject to Mortgagee’s prior express written approval.

(m)      Mortgagee shall not contract with or permit any tenant or other person to contract with any contractor or subcontractor, unless such contract: (i) expressly provides that the rights granted to such contractor are subordinate to the lien of this Mortgage, to the fullest extent permitted by law, and (ii) requires the contractor to disclose such subordination to each subcontractor in compliance with Section 21 of the Mechanics Lien Act.

(n)       Mortgagee reserves the right to require all payments (from any source whatsoever) to be made to any contractor or subcontractor during the entire term of the Indebtedness to be funded through an escrow with Chicago Title Insurance Company, or such other title insurance company as Mortgagor shall select and as shall be reasonably approved by Mortgagee (hereinafter referred to as the “Title Insurer”). Said construction escrow agreement shall: (i) be subject to Mortgagee’s prior express written approval, acting in Mortgagee’s reasonable discretion, (ii) provide that the Title Insurer shall agree to fund all disbursements directly to the contractor and subcontractor, as applicable, and (iii) provide that,

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with each disbursement of more than $10,000.00, the Title Insurer will provide an endorsement to the Mortgagee’s existing policy of title insurance, insuring the lien of this Mortgage, free and clear of any encumbrances arising out of the work.

45.       Ground Lease. With regards to the Ground Lease, Mortgagor hereby covenants and agrees, for the benefit of Mortgagee and Lenders, as follows:

(a)         The Ground Lease is in full force and effect and has not been modified, amended, or supplemented, except as set forth and described on Exhibit “B” attached hereto and made a part hereof, and Mortgagor is the owner of the entire lessee's interest in the Ground Lease and has the right and authority under the Ground Lease to execute this Mortgage and to encumber Mortgagor’s interest therein; and

(b)        All rents (including additional rents and other charges) reserved in the Ground Lease have been paid to the extent they were due and payable to the date hereof; and

(c)         There is no existing default (or any event which with the giving of notice or the passage of time would become a default) under the provisions of the Ground Lease or in the performance of any of the terms, covenants, conditions, or warranties thereof on the part of Mortgagor, as lessee, to be performed and observed; and

(d)        At all times throughout the term of this Mortgage, Mortgagor hereby agrees to fully perform and comply with all agreements, covenants, terms, and conditions imposed upon or assumed by Mortgagor, as lessee, under the Ground Lease, including, without limitation, Mortgagor’s obligations with respect to the payment of rent, prior to the expiration of any applicable notice and/or cure period provided for in the Ground Lease, and if Mortgagor shall not comply as stated, then Mortgagee may (but shall not be obligated to) take any action Mortgagee deems necessary or desirable to prevent or cure any default by Mortgagor in the performance of or compliance with any of the agreements, covenants, terms or conditions imposed upon or assumed by Mortgagor, as lessee under the Ground Lease, including, without limitation, Mortgagor’s obligations with respect to the payment of rent and all amounts so expended by Mortgagee, with interest thereon at the highest Default Rate from the date of each such expenditure, shall be paid by Mortgagor to Mortgagee promptly upon demand by Mortgagee and shall be added to the debt secured by, and shall have the benefit of the lien created by, this Mortgage. Upon the receipt by Mortgagee from the landlord under the Ground Lease of any written notice of default by Mortgagor, as lessee thereunder, Mortgagee may rely on said notice and take any action as aforesaid to cure such default event though the existence of such default or the nature thereof may be questioned or denied by the Mortgagor. The curing by Mortgagee of any default by Mortgagor under the Ground Lease shall not remove or waive, as between Mortgagor and Mortgagee, the default which occurred hereunder by virtue of the default by Mortgagor under the Ground Lease. All sums expended by Mortgagee in order to cure any such default shall be paid by Mortgagor to Mortgagee, upon demand, with interest thereon at the highest Default Rate. All such indebtedness shall be deemed to be secured by this Mortgage. No action or payment taken or made by Mortgagee to prevent or cure a default by Mortgagor under the Ground Lease shall waive or cure the corresponding default under this Mortgage. Mortgagor hereby expressly grants to Mortgagee, and agrees that Mortgagee shall have, the absolute and immediate right to enter in and upon the Leasehold Premises or any part thereof, to such extent and as often as Mortgagee, in its sole and absolute discretion, deems necessary for any such purpose, subject only to applicable legal and regulatory requirements that Mortgagee’s representatives be accompanied by Mortgagor’s representatives in specified areas; and

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(e)         Mortgagor hereby irrevocably names, constitutes, appoints, ratifies and confirms Mortgagee, as Mortgagor’s attorney-in-fact in Mortgagor’s name, place, and stead, for the express purpose of, exercising any and all rights, privileges, powers and remedies granted to Mortgagor, as lessee under the Ground Lease. This power of attorney shall be binding upon any Person who claims an interest in the Leasehold Premises by or through Mortgagor until this Mortgage is satisfied and discharged of record; and

(f)         Mortgagor hereby agrees that, at all times throughout the term of this Mortgage, (a) it shall not surrender its leasehold estate and interest in and to the Leasehold Premises, (b) it shall not terminate or cancel the Ground Lease (including, without limitation, a termination resulting from Mortgagor’s failure to remain in possession of its portion of the Leasehold Premises upon the occurrence of the institution of a proceeding under the Federal Bankruptcy Code, by or against the landlord under the Ground Lease and/or a termination resulting from Mortgagor’s rejection of the Ground Lease in any proceeding under the Federal Bankruptcy Code against Mortgagor) and (c) it shall not modify, change, supplement, alter or amend any of the terms, conditions or provisions of the Ground Lease without the prior express written consent of Mortgagee. Any such termination, cancellation, modification, change, supplement, alteration, or amendment of the Ground Lease without the prior express written consent thereto by Mortgagee shall be void and of no force or effect. As further security for the repayment of the indebtedness secured by this Mortgage, Mortgagor has delivered to Mortgagee, as of the date hereof, an executed original of the Ground Lease and any and all amendments, supplements, and assignments thereto or thereof, all of which Mortgagor hereby agrees shall be held by Mortgagee until such time as the indebtedness evidenced by the Notes and secured by this Mortgage is paid in full; and

(g)        Solely for the benefit of Mortgagee and Lenders (and not for the benefit of any other Person) the Mortgagor hereby agrees that no release or forbearance of any of Mortgagor’s obligations as lessee under the Ground Lease (including their obligations with respect to the payment of rent as provided for in the Ground Lease and the performance of all of the other terms, provisions, covenants, conditions, and agreements contained in the Ground Lease, to be kept, performed and complied with by Mortgagor, as lessee therein) shall discharge Mortgagor from any of its obligations under the Notes or any of the other Loan Documents; and

(h)        Mortgagor hereby agrees that there shall be no merger of the Mortgagor’s interest in the Ground Lease and the leasehold estate and interest created thereunder, with the fee simple estate of the landlord under the Ground Lease by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, all or part of the fee simple estate and the leasehold estate, and no such merger shall occur unless and until Mortgagee (a) shall join in a written instrument effecting such merger and (b) shall duly record the same. If Mortgagor or any of its successors or assigns acquires fee title to the Land, this Mortgage shall automatically constitute and create a lien on such fee title and Mortgagor hereby covenants and agrees to execute any documentation reasonably requested by Mortgagee to evidence such lien; and

(i)         Mortgagor shall enforce the obligations of the landlord under the Ground Lease to the end that Mortgagor may enjoy all of the rights granted to it under the Ground Lease and shall promptly notify Mortgagee in writing of any default in the performance and/or observance of any of the terms, conditions, and/or covenants of the Ground Lease on the part of any party thereto. Mortgagor shall further promptly advise Mortgagee in writing of the occurrence of any event of default under the Ground Lease and of the giving of any notice to Mortgagor of any default of Mortgagor in the performance and/or

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observance of any of the terms, conditions and/or covenants of the Ground Lease to be performed or observed by Mortgagor and shall deliver to Mortgagee a true copy of each such notice immediately upon its receipt of same; and

(j)         If any action or proceeding shall be instituted to evict the Mortgagor or to recover possession of the Leasehold Premises or for any other purpose affecting the Ground Lease or this Mortgage, Mortgagor shall, within three (3) business days of service thereof on or to Mortgagor, deliver to Mortgagee a true copy of each petition, summons, complaint, notice of motion, order to show cause and any and all other provisions, pleadings and papers, however designated, served in any such action or proceeding; and

(k)        Mortgagor hereby assigns, transfers, and sets over to Mortgagee, and hereby gives to and confer upon Mortgagee, the right, power, and authority, following the occurrence and during the continuance of an Event of Default, to make any and all elections and/or determinations which Mortgagor now has or at any time may have the right to make with respect to the Ground Lease under or pursuant to the “Bankruptcy Code” (as such term is defined in Paragraph 45(n) below), if the landlord under the Ground Lease is the subject of such bankruptcy proceeding. Mortgagor shall join with Mortgagee and execute and file such documents and instruments as shall be necessary to give effect to any such election or determination made by Mortgagee but will not otherwise act in any manner with respect to any such election or determination without first obtaining Mortgagee’s prior express written consent. Mortgagor shall give prompt written notice to Mortgagee if Mortgagor obtains knowledge of the actual or threatened commencement of any proceedings which may give rise to the right to make any such election or determination and shall deliver to Mortgagee copies of any and all papers served in connection therewith. Mortgagee may make any such election or determination as, in its sole discretion, it shall determine; and

(l)         Mortgagor shall exercise any option or right to renew or extend the term of the Ground Lease at least eighteen (18) months prior to the date of termination of any such option or right, shall give prompt written notice thereof to Mortgagee, and shall execute, deliver and record any documents requested by Mortgagee to evidence the lien of this Mortgagee on such extended or renewed lease term. If Mortgagor fails to exercise any such option or right as required herein, Mortgagee may exercise the option or right as Mortgagor’s agent and attorney-in fact pursuant to this Mortgage, or in Mortgagee’s own name or in the name of and on behalf of a nominee; and

(m)      Mortgagor shall not subordinate the Ground Lease or the leasehold created by the Ground Lease to any mortgage or other encumbrance of, or lien on, any interest in the real property subject to the Ground Lease without the prior written consent of Mortgagee. Any such subordination without such consent shall, at Mortgagee’s option be void; and

(n)       As used herein, “Bankruptcy Code” shall mean 11 U.S.C. §§ 101 et seq., as modified or recodified from time to time. Notwithstanding anything to the contrary herein contained herein with respect to the Ground Lease:

(i)        The lien of this Mortgage attaches to all of Mortgagor’s rights and remedies at any time arising under or pursuant to Subsection 365(h) of the Bankruptcy Code, including, without limitation, all of Mortgagor’s rights to remain in possession of the Land and any Improvements located thereon.

(ii)	Mortgagor shall not, without Mortgagee’s prior written consent, elect to treat the

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Ground Lease as terminated under Subsection 365(h) of the Bankruptcy Code (and upon rejection of the Ground Lease under Section 365 of the Bankruptcy Code, Mortgagor shall remain in possession of the Land and any improvements located thereon to the full extent permitted by law). Any such election made without Mortgagee’s prior written consent shall be void.

(iii)      As additional security for the Indebtedness and obligations, Mortgagor hereby unconditionally assigns, transfers and sets over to Mortgagee all of Mortgagor’s claims and rights to the payment of damages arising from any rejection of the Ground Lease by the lessor under the Bankruptcy Code. Mortgagee and Mortgagor shall proceed jointly or in the name of Mortgagor in respect of any claim, suit, action or proceeding relating to the rejection of the Ground Lease including, without limitation, the right to file and prosecute any proofs of claims, complaints, motions, applications, notices and other documents in any case in respect of the lessor under the Bankruptcy Code. This assignment constitutes a present, irrevocable and unconditional assignment of the foregoing claims, rights and remedies, and shall continue in effect until all of the Indebtedness and obligations have been satisfied and discharged in full. Any amounts received by Mortgagee or Mortgagor as damages arising out of the rejection of the Ground Lease as aforesaid shall be applied first to all costs and expenses of Mortgagee (including, without limitation, attorneys' fees) incurred in connection with the exercise of any of its rights or remedies under this Section 45(n) and then in accordance with the other applicable section(s) of this Mortgage.

(iv)      If, pursuant to Subsection 365(h) of the Bankruptcy Code, Mortgagor seeks to offset, against the rent reserved in the Ground Lease, the amount of any damages caused by the nonperformance by the lessor thereunder of any of such lessor’s obligations under the Ground Lease after the rejection by lessor of the Ground Lease under the Bankruptcy Code, Mortgagor shall, prior to effecting such offset, notify Mortgagee in writing of its intent to so do, setting forth the amounts proposed to be offset and, in the event of Mortgagee’s objection, Mortgagor shall not effect any offset of the amounts so objected to by Mortgagee.

(v)       If any action, proceeding, motion or notice shall be commenced or filed in respect of the lessor under the Ground Lease in connection with any case under the Bankruptcy Code, Mortgagee shall have the option, to the exclusion of Mortgagor, exercisable upon notice from Mortgagee to Mortgagor, to conduct and control any such litigation with counsel of Mortgagee’s choice. Mortgagee may proceed in its own name or in the name of Mortgagor in connection with any such litigation, and Mortgagor agrees to execute any and all powers, authorizations, consents or other documents required by Mortgagee in connection therewith. Mortgagor shall, upon demand, pay to Mortgagee all costs and expenses (including attorneys’ fees) paid or incurred by Mortgagee in connection with the cooperative prosecution or conduct of any such proceedings. All such costs and expenses shall be secured by the lien of this Mortgage and shall be added to the principal balance of the Note.

(vi)      Mortgagor shall promptly, after obtaining knowledge thereof, notify Mortgagee orally of any filing by or against the lessor under the Ground Lease of a petition under the Bankruptcy Code. Mortgagor shall thereafter immediately give written notice of such filing to Mortgagee, setting forth any information available to Mortgagor as to the date of such filing, the court in which such petition was filed, and the relief sought therein. Mortgagor shall promptly deliver to Mortgagee, following its receipt thereof, any and all notices, summonses, pleadings, applications and other documents received by Mortgagor in connection with any such petition and any proceedings relating thereto.

(vii)     The rights and interests covered and encumbered by this Mortgage include, without limitation, any and all rights of Mortgagor, as debtor or debtor in possession in any bankruptcy proceeding, to reject or otherwise disaffirm the Ground Lease, pursuant to Section 365(a) of the

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Bankruptcy Code or otherwise, and any such purported rejection or disaffirmance made without Mortgagee's prior written consent shall be void and of no effect.

(viii)    Effective upon the entry of an order for relief in respect of Mortgagor under the Bankruptcy Code, Mortgagor hereby assigns and transfers to Mortgagee a nonexclusive right to apply to the Bankruptcy Court under Subsection 365(d)(1) and/or Subsection 365(d)(4) (as applicable) of the Bankruptcy Code for an order extending the period during which the Ground Lease may be rejected or assumed.

(ix)      The foregoing references to specific provisions of the Bankruptcy Code shall also be deemed to include any similar present or future laws containing similar provisions or granting similar rights.

46.	Additional Ground Lease Provisions.

(a)         If Mortgagee or any other Person or entity owning or holding this Mortgage shall acquire or shall become vested with the fee title to the Leasehold Premises or any other estate or interest in the Leasehold Premises, such estates shall not merge as a result of such acquisition and shall remain separate and distinct from all other estates and interests in the Leasehold Premises for all purposes after such acquisition. The lien and security interest created hereby shall not be destroyed or terminated by the application of the doctrine of merger and, in such event, Mortgagee or such other Person or entity shall continue to have and enjoy all of the rights and privileges of Mortgagee hereunder as to each separate estate unless and until Mortgagee or such other Person or entity shall affirmatively elect in writing to merge such estates.

(b)        Upon the foreclosure of the lien created hereby on the Leasehold Premises, as herein provided, any Leases then existing shall not be destroyed or terminated by application of the doctrine of merger or by operation of Law or as a result of such foreclosure unless Mortgagee or any purchaser at a foreclosure sale shall so elect by written notice to the lessee in question.

47.       ERISA Compliance. Mortgagor hereby represents, warrants and agrees that as of the date hereof, none of the investors in or owners of Mortgagor is (a) an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (hereinafter referred to as “ERISA”), (b) a plan as defined in Section 4975(e)(1) of the Internal Revenue code of 1986, as amended, nor (c) an entity the assets of which are deemed to include plan assets pursuant to Department of Labor Regulation Section 2510.3-101. Mortgagor further represents, warrants and agrees that it does not and shall not, during the entire term of the Indebtedness, hold “plan assets” (as such term is defined in Department of Labor Regulation Section 2510.3-101(c)). If at any time during the term of the Loans any of the investors in or owners of Mortgagor shall include a plan or entity described in the first sentence of this Paragraph 46, Mortgagor shall as soon as reasonably possible following an investment by such plan or entity provide an opinion of counsel reasonably satisfactory to Mortgagee (or such other evidence acceptable to Mortgagee in its sole and absolute discretion) indicating that the assets of Mortgagor are not deemed to include “plan assets” within the meaning of Department of Labor Regulation Section 2510.3-101.

48.       Rights Subject to Intercreditor Agreement. Notwithstanding anything to the contrary contained in this Mortgage, all rights of the Lenders to collect and apply any amounts due under the Notes and the other Loan Documents, including, without limitation, the right to collect amounts due to such

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parties in connection with any foreclosure of this Mortgage, shall be subject to the terms, conditions, and provisions of that certain Intercreditor Agreement dated of even date herewith executed by and among Mortgagee and Lenders, as it may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented.

49.        Additional Covenant. Within ninety (90) days from the date hereof, Mortgagor hereby covenants and agrees to use commercially reasonable efforts to obtain from the fee owner of the Land, in its capacity as the landlord under the Ground Lease, a new ground lessor estoppel certificate in the form provided for under the Ground Lease but only to the extent Mortgagor is permitted to request such an estoppel certificate under the Ground Lease, which estoppel certificate evidences the extended term of the Ground Lease, as extended by Mortgagor on or before the date hereof.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS MORTGAGE SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. MORTGAGOR ACKNOWLEDGES AND AGREES THAT THERE ARE NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT AND NO SUCH OTHER TERMS AND PROVISIONS MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

Mortgagor acknowledges receipt of a copy of this instrument at the time of execution hereof.

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IN WITNESS WHEREOF, Mortgagor has executed this instrument, all as of the day and year first above written.

330 N. WABASH AVENUE, L.L.C., a Delaware limited liability company

By:	330 N. Wabash Mezzanine, L.L.C., a Delaware limited liability company, its sole member

By:	77 West Wacker Limited Partnership, an Illinois limited partnership, its sole member

By:	Prime Group Realty, L.P., a Delaware limited partnership, its sole general partner

By:	Prime Group Realty Trust, a
Maryland real estate investment trust, its
ATTEST:	sole general partner

/s/ Paul G. Del Vecchio	By:/s/ Jeffrey A. Patterson
Paul G. Del Vecchio	Jeffrey A. Patterson
Executive Vice President – Capital Markets	President and

Chief Executive Officer

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STATE OF ILLINOIS	)
) SS.
COUNTY OF COOK	)

I, the undersigned, a Notary Public in and for said County in the State aforesaid, DO HEREBY CERTIFY that Jeffrey A. Patterson, the President and Chief Executive Officer of Prime Group Realty Trust, a Maryland real estate investment trust, the sole general partner of Prime Group Realty, L.P., a Delaware limited partnership, the sole general partner of 77 West Wacker Limited Partnership, an Illinois limited partnership, the sole member of 330 N. Wabash Mezzanine, L.L.C., a Delaware limited liability company, the sole member of 330 N. WABASH AVENUE, L.L.C., a Delaware limited liability company, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, as such President and Chief Executive Officer, appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free and voluntary act and as the free and voluntary act of said limited liability company for the uses and purposes therein set forth.

GIVEN under my hand and Notarial Seal, this 17th day of March, 2008.

By:	/s/ Annette M. Crane

Print Name: Annette M. Crane
Notary Public

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EXHIBIT “A”

ATTACHED TO AND MADE A PART OF THAT CERTAIN LEASEHOLD MORTGAGE, ASSIGNMENT OF LEASES, SECURITY AGREEMENT AND FIXTURE FILING BY 330 N. WABASH AVENUE, L.L.C., AS MORTGAGOR, IN FAVOR OF

GENERAL ELECTRIC CAPITAL CORPORATION,

AS COLLATERAL AGENT FOR THE LENDERS, AS MORTGAGEE,

DATED MARCH 18, 2008

LEGAL DESCRIPTION

See Attached.

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PRCLIB-471503.7-JESTARK

EXHIBIT “B”

ATTACHED TO AND MADE A PART OF THAT CERTAIN LEASEHOLD MORTGAGE, ASSIGNMENT OF LEASES, SECURITY AGREEMENT AND FIXTURE FILING BY 330 N. WABASH AVENUE, L.L.C., AS MORTGAGOR, IN FAVOR OF

GENERAL ELECTRIC CAPITAL CORPORATION,

AS COLLATERAL AGENT FOR THE LENDERS, AS MORTGAGEE,

DATED MARCH 18, 2008

GROUND LEASE

INTENTIONALLY OMITTED

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